Exhibit 99.7

Supplement to the Estimates

Fiscal Year Ending March 31, 2023

BRITISH COLUMBIA

Supplement to the Estimates

Fiscal Year Ending March 31, 2023

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. —1983 —

Annual

Continues: British Columbia. Ministry of Finance.
Estimates of revenue and expenditure. ISSN 0707-3046
Vols. For 1983 - have suppl.
Imprint varies: Ministry of Finance, 1983-1987: Ministry
Of Finance and Corporate Relations, 1988-June 2001:
Ministry of Finance, June 2001-
Also available on the Internet.
ISSN 0712-4597 = Estimates — Province of British Columbia

1.	British Columbia — Appropriations and expenditures - Periodicals.

2.	Budget — British Columbia - Periodicals.

3.	Revenue — British Columbia - Periodicals.
I.	British Columbia. Ministry of Finance.
II.	British Columbia. Ministry of Finance and Corporate Relations.

III.	Title.

HJ13.B742      354.7110072’225      C82-089032-4

INTRODUCTION

GENERAL FUND OPERATING EXPENSES

This publication provides summary and detailed General Fund expenses for special offices, ministries, and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries, and External Recoveries). Each group account is composed of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for 2021/22. Each column thereafter provides 2022/23 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Subtotal columns are also presented to parallel the group account classification totals found in the 2022/23 Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

GENERAL FUND CAPITAL EXPENDITURES

This publication also provides details for capital expenditures by special office, ministry, and other appropriation. Capital expenditures are presented on the basis of the category of assets acquired. The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECTS OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses by sub-vote, by group account, and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries, and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s budget website: https://www.bcbudget.gov.bc.ca/.

Salaries and Benefits		Government Transfers
50	Base Salaries	77	Transfers – Grants
51	Supplementary Salary Costs	79	Transfers – Entitlements
52	Employee Benefits	80	Transfers – Shared Cost Arrangements
54	Legislative Salaries and Indemnities
		Other Expenses
Operating Costs		81	Transfers Between Votes and Special Accounts
55	Boards, Commissions and Courts – Fees and Expenses	83	Interest on the Public Debt
57	Public Servant Travel	85	Other Expenses
59	Centralized Management Support Services
60	Professional Services	Internal Recoveries
63	Information Systems – Operating	86	Recoveries Between Votes and Special Accounts
65	Office and Business Expenses	88	Recoveries Within the Consolidated Revenue Fund
67	Informational Advertising and Publications
68	Statutory Advertising and Publications	External Recoveries
69	Utilities, Materials and Supplies	89	Recoveries Within the Government Reporting Entity
70	Operating Equipment and Vehicles	90	Recoveries External to the Government Reporting Entity
72	Non-Capital Roads and Bridges
73	Amortization
75	Building Occupancy Charges

GENERAL FUND OPERATING EXPENSES ($000)

Vote and Statutory Appropriations		Total 2021/22 Operating Expenses	Salaries and Benefits	Operating Costs	Government Transfers	Other Expenses	Internal Recoveries	External Recoveries	Total 2022/23 Operating Expenses
Legislative Assembly
1	Legislative Assembly	86,062	51,210	17,184	25	24,373	(158)	(651)	91,983
Officers of the Legislature
2	Auditor General	20,082	14,727	6,018	70	—	—	—	20,815
3	Conflict of Interest Commissioner	738	607	147	—	—	—	—	754
4	Elections BC	21,126	10,125	5,040	3,248	3	—	—	18,416
5	Human Rights Commissioner	6,815	4,104	2,058	5	645	(1)	(2)	6,809
6	Information and Privacy Commissioner	7,589	6,018	2,334	—	747	(1)	(2)	9,096
7	Merit Commissioner	1,377	856	651	—	134	—	—	1,641
8	Ombudsperson	10,802	10,167	2,597	—	—	(1,129)	(55)	11,580
9	Police Complaint Commissioner	5,460	4,252	2,240	—	493	—	(1)	6,984
10	Representative for Children and Youth	10,641	8,904	2,709	10	1	(640)	(2)	10,982
	Total	84,630	59,760	23,794	3,333	2,023	(1,771)	(62)	87,077
Office of the Premier
11	Office of the Premier	14,678	12,511	1,927	1,003	559	(601)	(707)	14,692
Ministry of Advanced Education and Skills Training
12	Ministry Operations	2,576,941	38,880	17,949	2,743,754	4,169	(61,496)	(130,568)	2,612,688
Ministry of Agriculture and Food
13	Ministry Operations	80,788	32,376	11,875	52,385	16,615	(8)	(24,423)	88,820
14	Agricultural Land Commission	5,001	2,773	2,228	—	3	(1)	(2)	5,001
	Statutory Appropriations	23,200	—	1,250	—	21,951	—	(1)	23,200
	Less: Transfer from Ministry Operations Vote	(10,000)	—	—	—	(10,000)	—	—	(10,000)
	Total	98,989	35,149	15,353	52,385	28,569	(9)	(24,426)	107,021
Ministry of Attorney General
15	Ministry Operations	554,901	452,105	119,012	144,076	14,435	(120,457)	(27,584)	581,587
16	Judiciary	89,547	80,046	12,226	12	43	(2)	—	92,325
17	Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
18	Independent Investigations Office	9,093	7,140	1,936	—	20	(1)	(2)	9,093
19	Housing	576,465	16,433	4,698	631,483	180	(1)	(2)	652,791
	Statutory Appropriations	28,751	27,516	7,419	12,884	394	—	(23,716)	24,497
	Less: Transfer from Ministry Operations Vote	(10,756)	—	—	—	(10,763)	—	—	(10,763)
	Total	1,272,501	583,240	145,291	788,455	28,809	(120,461)	(51,304)	1,374,030
Ministry of Children and Family Development
20	Ministry Operations	1,661,408	420,180	66,697	1,356,273	29,980	(46,144)	(84,941)	1,742,045
Ministry of Citizens’ Services
21	Ministry Operations	604,304	181,631	725,829	10,000	123,796	(186,513)	(198,098)	656,645
Ministry of Education and Child Care
22	Ministry Operations	7,806,089	102,142	55,615	8,497,212	36,725	(646)	(512,463)	8,178,585
	Statutory Appropriations	38,541	5,303	3,480	30,000	81	—	—	38,864
	Total	7,844,630	107,445	59,095	8,527,212	36,806	(646)	(512,463)	8,217,449

GENERAL FUND OPERATING EXPENSES ($000) continued

Vote and Statutory Appropriations		Total 2021/22 Operating Expenses	Salaries and Benefits	Operating Costs	Government Transfers	Other Expenses	Internal Recoveries	External Recoveries	Total 2022/23 Operating Expenses
Ministry of Energy, Mines and Low Carbon Innovation
23	Ministry Operations	100,009	58,298	31,300	64,743	2,586	(4,304)	(43,067)	109,556
	Statutory Appropriations	8,103	377	26	2,003	—	(1)	(2)	2,403
	Total	108,112	58,675	31,326	66,746	2,586	(4,305)	(43,069)	111,959
Ministry of Environment and Climate Change Strategy
24	Ministry Operations	234,298	97,778	69,817	163,498	14,358	(32,440)	(667)	312,344
25	Environmental Assessment Office	15,322	10,305	2,290	3,550	124	(1)	(901)	15,367
	Statutory Appropriations	35,935	2,006	6,659	1,135	30,935	—	(500)	40,235
	Total	285,555	110,089	78,766	168,183	45,417	(32,441)	(2,068)	367,946
Ministry of Finance
26	Ministry Operations	307,466	156,514	84,119	70,442	74,758	(21,900)	(45,086)	318,847
27	Government Communications and Public Engagement	28,338	22,240	6,898	—	61	(600)	(261)	28,338
28	BC Public Service Agency	59,507	38,562	32,713	—	9,060	(16,687)	(4,020)	59,628
29	Benefits and Other Employment Costs	1	692,247	6,422	350	44,891	(667,767)	(76,142)	1
	Statutory Appropriations	638,900	71,039	8,239	785,728	55,920	(48,458)	(13,415)	859,053
	Less: Transfer from Ministry Operations Vote	(44,387)	—	—	—	(44,690)	—	—	(44,690)
	Total	989,825	980,602	138,391	856,520	140,000	(755,412)	(138,924)	1,221,177
Ministry of Forests
30	Ministry Operations	417,528	211,985	179,713	30,206	96,541	(14,625)	(72,831)	430,989
31	Fire Management	136,310	94,472	108,823	5,000	62	(1,801)	(12,271)	194,285
	Statutory Appropriations	233,836	27,824	124,553	109,614	85,393	(29,881)	(110,261)	207,242
	Total	787,674	334,281	413,089	144,820	181,996	(46,307)	(195,363)	832,516
Ministry of Health
32	Ministry Operations	23,734,970	160,450	180,050	25,687,826	2,872	(159,862)	(562,691)	25,308,645
	Statutory Appropriations	147,250	—	—	—	147,250	—	—	147,250
	Total	23,882,220	160,450	180,050	25,687,826	150,122	(159,862)	(562,691)	25,455,895
Ministry of Indigenous Relations and Reconciliation
33	Ministry Operations	49,436	29,093	8,590	9,821	2,473	(154)	(8)	49,815
34	Treaty and Other Agreements Funding	117,063	—	—	232,917	—	(1)	(117,287)	115,629
35	Declaration Act Secretariat	—	1,460	1,289	—	467	(1)	(2)	3,213
	Statutory Appropriations	10,910	150	98	9,017	—	(1)	(2)	9,262
	Total	177,409	30,703	9,977	251,755	2,940	(157)	(117,299)	177,919
Ministry of Jobs, Economic Recovery and Innovation
36	Ministry Operations	106,471	36,555	17,931	56,941	188	(1,173)	(16)	110,426
	Statutory Appropriations	500	—	—	500	—	—	—	500
	Total	106,971	36,555	17,931	57,441	188	(1,173)	(16)	110,926
Ministry of Labour
37	Ministry Operations	17,374	38,308	10,260	59	456	(5)	(31,655)	17,423

Ministry of Land, Water and Resource Stewardship
38	Ministry Operations	82,008	113,177	28,923	3,530	1,767	(50,227)	(5,162)	92,008

GENERAL FUND OPERATING EXPENSES ($000) continued

Vote and Statutory Appropriations		Total 2021/22 Operating Expenses	Salaries and Benefits	Operating Costs	Government Transfers	Other Expenses	Internal Recoveries	External Recoveries	Total 2022/23 Operating Expenses
Ministry of Mental Health and Addictions
39	Ministry Operations	21,381	15,243	3,637	6,000	11	(1)	(288)	24,602
Ministry of Municipal Affairs
40	Ministry Operations	297,670	31,599	14,620	559,414	237	(12,273)	(346,052)	247,545
	Statutory Appropriations	10,668	—	—	—	12,269	—	—	12,269
	Total	308,338	31,599	14,620	559,414	12,506	(12,273)	(346,052)	259,814
Ministry of Public Safety and Solicitor General
41	Ministry Operations	849,613	328,371	71,189	739,501	7,977	(17,793)	(186,993)	942,252
42	Emergency Program Act	36,420	—	23,700	412,721	1	(1)	(1)	436,420
	Statutory Appropriations	14,825	841	4,134	5,476	12,104	—	(7,501)	15,054
	Total	900,858	329,212	99,023	1,157,698	20,082	(17,794)	(194,495)	1,393,726
Ministry of Social Development and Poverty Reduction
43	Ministry Operations	4,360,434	174,483	63,880	4,594,297	20,581	(31,088)	(366,120)	4,456,033
Ministry of Tourism, Arts, Culture and Sport
44	Ministry Operations	165,700	13,085	1,671	158,468	24	(6)	(5,287)	167,955
	Statutory Appropriations	5,430	—	—	5,428	2	—	—	5,430
	Total	171,130	13,085	1,671	163,896	26	(6)	(5,287)	173,385
Ministry of Transportation and Infrastructure
45	Ministry Operations	916,122	151,207	3,710,640	400,940	1,160	(13,657)	(3,294,310)	955,980
Management of Public Funds and Debt
46	Management of Public Funds and Debt	1,339,774	—	—	—	2,810,133	—	(1,431,745)	1,378,388
Other Appropriations
47	Contingencies (All Ministries) and New Programs	4,250,000	—	—	—	4,848,001	—	(1)	4,848,000
48	Capital Funding	3,447,983	—	—	3,733,581	7	—	(7)	3,733,581
49	Commissions on Collection of Public Funds	1	—	—	—	76,663	—	(76,662)	1
50	Allowances for Doubtful Revenue Accounts	1	—	—	—	59,631	—	(59,630)	1
51	Tax Transfers	1,871,000	—	—	2,044,000	—	—	—	2,044,000
52	Electoral Boundaries Commission	—	626	1,568	—	—	—	—	2,194
53	Forest Practices Board	3,861	2,510	1,386	—	3	(1)	(2)	3,896
	Total	9,572,846	3,136	2,954	5,777,581	4,984,305	(1)	(136,302)	10,631,673
	Overall Total	58,272,174	4,070,811	5,878,257	53,379,146	8,653,360	(1,542,508)	(7,874,066)	62,565,000
	Adjusted Totals[1]		3,373,321	5,661,343	53,271,119	8,133,283	—	(7,874,066)

[1]	Amounts are net of adjustments to eliminate double counting. See page 11.

GENERAL FUND CAPITAL EXPENDITURES ($000)

Vote and Statutory Appropriations		Total 2021/22 Capital Expenditures	Land	Land Improvements	Buildings	Specialized Equipment	Office Furniture and Equipment	Vehicles	Information Systems	Tenant Improvements	Roads, Bridges and Ferries	Total 2022/23 Capital Expenditures
Legislative Assembly
1	Legislative Assembly	6,309	—	—	6,250	817	417	—	1,989	—	—	9,473
Officers of the Legislature
2	Auditor General	200	—	—	—	—	15	—	400	—	—	415
3	Conflict of Interest Commissioner	25	—	—	—	—	10	—	15	—	—	25
4	Elections BC	700	—	—	—	—	—	—	650	—	—	650
5	Human Rights Commissioner	35	—	—	—	—	5	—	30	—	—	35
6	Information and Privacy Commissioner	83	—	—	—	—	24	—	336	—	—	360
7	Merit Commissioner	27	—	—	—	—	4	—	231	—	—	235
8	Ombudsperson	402	—	—	—	—	10	—	92	—	—	102
9	Police Complaint Commissioner	394	—	—	—	—	17	—	207	—	—	224
10	Representative for Children and Youth	50	—	—	—	—	5	—	45	—	—	50
	Total	1,916	—	—	—	—	90	—	2,006	—	—	2,096
Office of the Premier
11	Office of the Premier	1	—	—	—	—	3	—	—	—	—	3
Ministry of Advanced Education and Skills Training
12	Ministry Operations	504	—	—	—	—	4	—	500	—	—	504
Ministry of Agriculture and Food
13	Ministry Operations	755	—	—	—	300	3	926	—	—	—	1,229
14	Agricultural Land Commission	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	755	—	—	—	300	3	926	—	—	—	1,229
Ministry of Attorney General
15	Ministry Operations	12,965	—	—	—	5,888	24	3,367	4,675	—	—	13,954
16	Judiciary	1,020	—	—	—	—	30	—	740	—	—	770
17	Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
18	Independent Investigations Office	—	—	—	—	—	—	—	—	—	—	—
19	Housing	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	363	—	—	—	—	—	—	363	—	—	363
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	14,348	—	—	—	5,888	54	3,367	5,778	—	—	15,087
Ministry of Children and Family Development		527	—	—	—	202	28	770	—	—	—	1,000
20	Ministry Operations
Ministry of Citizens’ Services		389,496	12,955	—	233,105	1,472	1,675	326	157,476	57,001	—	464,010
21	Ministry Operations
Ministry of Education and Child Care
22	Ministry Operations	2	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	2	—	—	—	—	3	—	—	—	—	3

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

Vote and Statutory Appropriations		Total 2021/22 Capital Expenditures	Land	Land Improvements	Buildings	Specialized Equipment	Office Furniture and Equipment	Vehicles	Information Systems	Tenant Improvements	Roads, Bridges and Ferries	Total 2022/23 Capital Expenditures
Ministry of Energy, Mines and Low Carbon Innovation
23	Ministry Operations	299	—	—	—	45	1	540	—	—	—	586
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	299	—	—	—	45	1	540	—	—	—	586
Ministry of Environment and Climate Change Strategy
24	Ministry Operations	36,265	7,000	26,802	—	2,319	10	6,383	—	—	—	42,514
25	Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	400	—	300	—	100	—	—	—	—	—	400
	Total	36,665	7,000	27,102	—	2,419	10	6,383	—	—	—	42,914
Ministry of Finance
26	Ministry Operations	181	—	—	—	—	10	—	282	—	—	292
27	Government Communications and Public Engagement	—	—	—	—	—	—	—	—	—	—	—
28	BC Public Service Agency	10	—	—	—	10	—	—	—	—	—	10
29	Benefits and Other Employment Costs	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	191	—	—	—	10	10	—	282	—	—	302
Ministry of Forests
30	Ministry Operations	28,287	—	837	7,220	1,617	18	13,004	15	—	13,225	35,936
31	Fire Management	525	—	—	—	2,575	—	—	—	—	—	2,575
	Statutory Appropriations	49,851	—	—	—	650	—	—	350	—	39,671	40,671
	Total	78,663	—	837	7,220	4,842	18	13,004	365	—	52,896	79,182
Ministry of Health
32	Ministry Operations	242	—	—	—	—	30	—	—	—	—	30
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	242	—	—	—	—	30	—	—	—	—	30
Ministry of Indigenous Relations and Reconciliation
33	Ministry Operations	1	—	—	—	—	3	—	—	—	—	3
34	Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
35	Declaration Act Secretariat	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	1	—	—	—	—	3	—	—	—	—	3
Ministry of Jobs, Economic Recovery and Innovation
36	Ministry Operations	1	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	1	—	—	—	—	3	—	—	—	—	3
Ministry of Labour
37	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
Ministry of Land, Water and Resource Stewardship
38	Ministry Operations	—	—	—	—	—	245	—	—	—	—	245

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

Vote and Statutory Appropriations		Total 2021/22 Capital Expenditures	Land	Land Improvements	Buildings	Specialized Equipment	Office Furniture and Equipment	Vehicles	Information Systems	Tenant Improvements	Roads, Bridges and Ferries	Total 2022/23 Capital Expenditures
Ministry of Mental Health and Addictions
39	Ministry Operations	1	—	—	—	—	3	—	—	—	—	3
Ministry of Municipal Affairs
40	Ministry Operations	316	—	—	—	—	2	—	67	—	—	69
	Statutory Appropriations	2,285	—	2,285	—	—	—	—	—	—	—	2,285
	Total	2,601	—	2,285	—	—	2	—	67	—	—	2,354
Ministry of Public Safety and Solicitor General
41	Ministry Operations	2,542	—	—	—	1,109	39	1,964	164	388	—	3,664
42	Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	2,542	—	—	—	1,109	39	1,964	164	388	—	3,664
Ministry of Social Development and Poverty Reduction
43	Ministry Operations	2,313	—	—	—	—	114	318	1,390	—	—	1,822
Ministry of Tourism, Arts, Culture and Sport
44	Ministry Operations	1	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	1	—	—	—	—	3	—	—	—	—	3
Ministry of Transportation and Infrastructure
45	Ministry Operations	3,506	—	—	—	984	10	3,953	—	—	58	5,005
Management of Public Funds and Debt
46	Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
47	Contingencies (All Ministries) and New Programs	100,000	—	—	—	—	—	150	125,000	—	—	125,150
48	Capital Funding	—	—	—	—	—	—	—	—	—	—	—
49	Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
50	Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
51	Tax Transfers	—	—	—	—	—	—	—	—	—	—	—
52	Electoral Boundaries Commission	—	—	—	—	—	—	—	—	—	—	—
53	Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
	Total	100,000	—	—	—	—	—	150	125,000	—	—	125,150
	Overall Total	640,887	19,955	30,224	246,575	18,088	2,771	31,701	295,017	57,389	52,954	754,674

OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments	Adjusted Total
50	Base Salaries	2,603,710	(31,770)[1]	2,571,940
51	Supplementary Salary Costs	33,117	—	33,117
52	Employee Benefits	1,418,658	(665,720)[2]	752,938
54	Legislative Salaries and Indemnities	15,326	—	15,326
	Salaries and Benefits	4,070,811	(697,490)	3,373,321
55	Boards, Commissions and Courts - Fees and Expenses	18,621	—	18,621
57	Public Servant Travel	59,322	—	59,322
59	Centralized Management Support Services	94,357	(94,357)[3]	—
60	Professional Services	833,573	(14,274)[4]	819,299
63	Information Systems - Operating	551,155	(68,996)[4]	482,159
65	Office and Business Expenses	111,741	(14,937)[4]	96,804
67	Informational Advertising and Publications	13,381	—	13,381
68	Statutory Advertising and Publications	2,096	—	2,096
69	Utilities, Materials and Supplies	1,149,415	—	1,149,415
70	Operating Equipment and Vehicles	149,199	—	149,199
72	Non-Capital Roads and Bridges	2,243,605	—	2,243,605
73	Amortization	291,354	—	291,354
75	Building Occupancy Charges	360,438	(24,350)[4]	336,088
	Operating Costs	5,878,257	(216,914)	5,661,343
77	Transfers - Grants	1,894,600	(2,510)[4]	1,892,090
79	Transfers - Entitlements	32,327,084	—	32,327,084
80	Transfers - Shared Cost Arrangements	19,157,462	(105,517)[4]	19,051,945
	Government Transfers	53,379,146	(108,027)	53,271,119
81	Transfers Between Votes and Special Accounts	256,697	(256,697)[5]	—
83	Interest on the Public Debt	1,363,351	—	1,363,351
85	Other Expenses	7,033,312	(263,380)[4]	6,769,932
	Other Expenses	8,653,360	(520,077)	8,133,283
86	Recoveries Between Votes and Special Accounts	(256,697)	256,697 [5]	—
88	Recoveries Within the Consolidated Revenue Fund	(1,285,811)	1,285,811 [6]	—
	Internal Recoveries	(1,542,508)	1,542,508	—
89	Recoveries Within the Government Reporting Entity	(3,955,126)	—	(3,955,126)
90	Recoveries External to the Government Reporting Entity	(3,918,940)	—	(3,918,940)
	External Recoveries	(7,874,066)	—	(7,874,066)
	Net Operating Expenses	62,565,000	—	62,565,000

[1]	Recoveries between ministries for base salaries.

[2]	Recoveries from ministries by the BC Public Service Agency and between ministries for employee benefits.

[3]	Recoveries from ministries by the Office of the Premier and Attorney General for centrally managed services such as legal services.

[4]	Recoveries between ministries for centralized services such as banking charges, workplace and technology services, professional services, grants, shared cost arrangements, or other corporate services.

[5]	Transfers between votes and special accounts.

[6]	Recoveries for costs referred to in Notes 1, 2, 3, and 4.

LEGISLATIVE ASSEMBLY
($000)

VOTE 1 Legislative Assembly

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Legislative Assembly	86,062	26,966	405	12,696	11,143	51,210	—	526	—	3,038	4,330	2,017	720	238	2,546
Members’ Services	40,644	341	19	7,018	10,871	18,249	—	170	—	244	1,171	234	169	—	—
Caucus Support Services	8,190	5,378	38	1,230	—	6,646	—	161	—	460	141	330	533	—	7
Respectful Workplace Office	250	—	—	—	—	—	—	—	—	250	—	—	—	—	—
Office of the Speaker	425	183	—	39	—	222	—	26	—	20	3	70	—	—	—
Office of the Clerk	1,438	1,240	—	305	272	1,817	—	18	—	40	10	58	—	—	—
Clerk of Committees	1,393	1,001	—	206	—	1,207	—	10	—	7	5	19	—	—	—
Legislative Operations	21,076	9,791	161	1,961	—	11,913	—	43	—	1,417	2,581	1,006	10	238	1,952
Sergeant-at-Arms	6,380	4,547	158	971	—	5,676	—	37	—	215	205	186	—	—	131
Hansard	3,967	2,865	—	603	—	3,468	—	42	—	359	121	68	8	—	246
Legislative Library	2,299	1,620	29	363	—	2,012	—	19	—	26	93	46	—	—	210

Total	86,062	26,966	405	12,696	11,143	51,210	—	526	—	3,038	4,330	2,017	720	238	2,546

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
43	—	2,760	966	17,184	25	—	—	25	—	—	24,373	24,373	—	(158)	(158)	(1)	(650)	(651)	91,983
—	—	—	—	1,988	—	—	—	—	—	—	23,998	23,998	—	—	—	—	—	—	44,235
—	—	—	150	1,782	—	—	—	—	—	—	50	50	—	—	—	—	—	—	8,478
—	—	—	—	250	—	—	—	—	—	—	—	—	—	—	—	—	—	—	250
—	—	—	—	119	5	—	—	5	—	—	—	—	—	—	—	—	—	—	346
—	—	—	—	126	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,943
—	—	—	—	41	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,248
17	—	2,760	816	10,840	20	—	—	20	—	—	325	325	—	(158)	(158)	(1)	(650)	(651)	22,289
26	—	—	—	800	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,476
—	—	—	—	844	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,312
—	—	—	—	394	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,406

43	—	2,760	966	17,184	25	—	—	25	—	—	24,373	24,373	—	(158)	(158)	(1)	(650)	(651)	91,983

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Auditor General	20,082	11,370	70	2,971	316	14,727	—	480	—	1,936	1,020	530	—	—	—

Total	20,082	11,370	70	2,971	316	14,727	—	480	—	1,936	1,020	530	—	—	—

VOTE 3 Conflict of Interest Commissioner

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	738	236	—	126	245	607	—	35	—	55	11	20	—	1	1

Total	738	236	—	126	245	607	—	35	—	55	11	20	—	1	1

VOTE 4 Elections BC

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Elections BC	21,126	6,142	1,811	1,856	316	10,125	—	104	—	595	1,330	471	263	1	22

Total	21,126	6,142	1,811	1,856	316	10,125	—	104	—	595	1,330	471	263	1	22

VOTE 5 Human Rights Commissioner

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Human Rights Commissioner	6,815	2,899	89	818	298	4,104	—	175	—	600	305	213	100	—	1

Total	6,815	2,899	89	818	298	4,104	—	175	—	600	305	213	100	—	1

VOTE 6 Information and Privacy Commissioner

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	7,589	4,465	—	1,229	324	6,018	—	52	—	479	581	209	—	18	35

Total	7,589	4,465	—	1,229	324	6,018	—	52	—	479	581	209	—	18	35

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
10	—	342	1,700	6,018	70	—	—	70	—	—	—	—	—	—	—	—	—	—	20,815

10	—	342	1,700	6,018	70	—	—	70	—	—	—	—	—	—	—	—	—	—	20,815

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	2	22	147	—	—	—	—	—	—	—	—	—	—	—	—	—	—	754

—	—	2	22	147	—	—	—	—	—	—	—	—	—	—	—	—	—	—	754

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
5	—	613	1,636	5,040	—	3,248	—	3,248	—	—	3	3	—	—	—	—	—	—	18,416

5	—	613	1,636	5,040	—	3,248	—	3,248	—	—	3	3	—	—	—	—	—	—	18,416

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	154	510	2,058	5	—	—	5	—	—	645	645	—	(1)	(1)	(1)	(1)	(2)	6,809

—	—	154	510	2,058	5	—	—	5	—	—	645	645	—	(1)	(1)	(1)	(1)	(2)	6,809

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	210	750	2,334	—	—	—	—	—	—	747	747	—	(1)	(1)	(1)	(1)	(2)	9,096

—	—	210	750	2,334	—	—	—	—	—	—	747	747	—	(1)	(1)	(1)	(1)	(2)	9,096

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Merit Commissioner

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	1,377	596	—	180	80	856	—	17	—	179	216	21	1	12	6

Total	1,377	596	—	180	80	856	—	17	—	179	216	21	1	12	6

VOTE 8 Ombudsperson

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	10,802	7,670	87	2,086	324	10,167	30	91	—	308	561	366	34	15	42

Total	10,802	7,670	87	2,086	324	10,167	30	91	—	308	561	366	34	15	42

VOTE 9 Police Complaint Commissioner

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	5,460	3,047	13	868	324	4,252	—	122	—	1,080	301	116	100	1	12

Total	5,460	3,047	13	868	324	4,252	—	122	—	1,080	301	116	100	1	12

VOTE 10 Representative for Children and Youth

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	10,641	6,681	139	1,761	323	8,904	—	355	—	402	630	437	—	—	5

Total	10,641	6,681	139	1,761	323	8,904	—	355	—	402	630	437	—	—	5

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	29	170	651	—	—	—	—	—	—	134	134	—	—	—	—	—	—	1,641

—	—	29	170	651	—	—	—	—	—	—	134	134	—	—	—	—	—	—	1,641

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	178	972	2,597	—	—	—	—	—	—	—	—	—	(1,129)	(1,129)	—	(55)	(55)	11,580

—	—	178	972	2,597	—	—	—	—	—	—	—	—	—	(1,129)	(1,129)	—	(55)	(55)	11,580

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	84	424	2,240	—	—	—	—	—	—	493	493	—	—	—	—	(1)	(1)	6,984

—	—	84	424	2,240	—	—	—	—	—	—	493	493	—	—	—	—	(1)	(1)	6,984

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
8	—	55	817	2,709	5	—	5	10	—	—	1	1	—	(640)	(640)	(1)	(1)	(2)	10,982

8	—	55	817	2,709	5	—	5	10	—	—	1	1	—	(640)	(640)	(1)	(1)	(2)	10,982

OFFICE OF THE PREMIER
($000)

VOTE 11 Office of the Premier

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	3,478	2,377	9	610	—	2,996	—	80	9	37	94	531	—	—	1
Cabinet Operations	2,097	1,455	2	370	—	1,827	—	25	22	1	60	44	—	—	1
Planning and Priorities Secretariat	1,605	1,176	—	299	—	1,475	—	50	45	20	10	10	—	—	—
Executive and Support Services	7,498	4,783	28	1,294	108	6,213	—	377	62	150	107	135	—	—	5
Premier’s Office	4,810	3,199	5	858	108	4,170	—	275	—	100	57	59	—	—	—
Deputy Minister’s Office	2,688	1,584	23	436	—	2,043	—	102	62	50	50	76	—	—	5

Total	14,678	9,791	39	2,573	108	12,511	—	532	138	208	271	720	—	—	7

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
5	—	—	6	763	700	—	301	1,001	—	—	18	18	—	(598)	(598)	(1)	(700)	(701)	3,479
1	—	1	1	156	1	—	—	1	—	—	118	118	—	(1)	(1)	(1)	(1)	(2)	2,099
—	—	—	—	135	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	1,610
25	—	7	5	873	1	—	—	1	—	—	420	420	—	(1)	(1)	(1)	(1)	(2)	7,504
1	—	2	—	494	—	—	—	—	—	—	146	146	—	—	—	—	—	—	4,810
24	—	5	5	379	1	—	—	1	—	—	274	274	—	(1)	(1)	(1)	(1)	(2)	2,694

31	—	8	12	1,927	702	—	301	1,003	—	—	559	559	—	(601)	(601)	(4)	(703)	(707)	14,692

MINISTRY OF ADVANCED EDUCATION AND SKILLS TRAINING

($000)

VOTE 12 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	2,365,919	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Services Programs	72,074	4,568	—	1,161	—	5,729	—	28	—	500	687	150	—	—	—
Private Training Institutions	1	1,855	10	471	—	2,336	10	30	365	75	100	25	—	—	—
Workforce Development and Skills Training	16,873	10,040	20	2,551	—	12,611	50	154	103	3,462	4,053	337	1,275	—	—
Strategic Planning	3,645	2,353	8	598	—	2,959	—	31	7	247	60	33	—	—	—
Labour Market Policy and Planning	2,570	2,609	4	663	—	3,276	50	24	62	2,477	2,424	219	1,275	—	—
Labour Market and Skills Training Programs	10,658	5,078	8	1,290	—	6,376	—	99	34	738	1,569	85	—	—	—
Transfers to Crown Corporations and Agencies	98,877	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Industry Training Authority	98,877	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	23,197	14,384	66	3,682	72	18,204	40	229	667	1,171	1,605	441	750	19	8
Minister’s Office	643	358	—	120	72	550	—	75	—	—	10	17	—	—	—
Corporate Services	22,554	14,026	66	3,562	—	17,654	40	154	667	1,171	1,595	424	750	19	8

Total	2,576,941	30,847	96	7,865	72	38,880	100	441	1,135	5,208	6,445	953	2,025	19	8

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	—	8,860	2,414,647	16,458	2,439,965	—	—	1	1	—	(44,429)	(44,429)	(1)	(1)	(2)	2,395,535
—	—	—	4	1,369	56,782	7,971	3,147	67,900	—	—	15	15	—	(137)	(137)	(1)	(2,801)	(2,802)	72,074
—	—	300	305	1,210	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(3,563)	(3,564)	1
—	—	384	12	9,830	—	—	131,413	131,413	—	—	4,031	4,031	—	(16,852)	(16,852)	(1)	(123,681)	(123,682)	17,351
—	—	—	12	390	—	—	—	—	—	—	276	276	—	—	—	(1)	—	(1)	3,624
—	—	—	—	6,531	—	—	10,100	10,100	—	—	—	—	—	(16,852)	(16,852)	—	—	—	3,055
—	—	384	—	2,909	—	—	121,313	121,313	—	—	3,755	3,755	—	—	—	—	(123,681)	(123,681)	10,672
—	—	—	—	—	—	—	104,476	104,476	—	—	—	—	—	—	—	—	—	—	104,476
—	—	—	—	—	—	—	104,476	104,476	—	—	—	—	—	—	—	—	—	—	104,476
9	—	601	—	5,540	—	—	—	—	—	—	102	102	—	(77)	(77)	(104)	(414)	(518)	23,251
—	—	—	—	102	—	—	—	—	—	—	—	—	—	—	—	—	—	—	652
9	—	601	—	5,438	—	—	—	—	—	—	102	102	—	(77)	(77)	(104)	(414)	(518)	22,599

9	—	1,285	321	17,949	65,642	2,422,618	255,494	2,743,754	—	—	4,169	4,169	—	(61,496)	(61,496)	(108)	(130,460)	(130,568)	2,612,688

MINISTRY OF AGRICULTURE AND FOOD

($000)

VOTE 13 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Science, Policy and Inspection	16,146	11,139	22	2,830	—	13,991	—	405	—	2,413	92	621	—	—	697
Agriculture Resources	56,463	13,098	79	3,358	—	16,535	—	323	—	1,796	1,054	351	40	—	92
BC Farm Industry Review Board	1,378	509	—	129	—	638	377	30	—	299	4	30	—	—	—
Executive and Support Services	6,801	886	—	254	72	1,212	—	137	452	71	644	484	—	—	—
Minister’s Office	742	428	—	138	72	638	—	87	—	—	10	17	—	—	—
Corporate Services	6,059	458	—	116	—	574	—	50	452	71	634	467	—	—	—

Total	80,788	25,632	101	6,571	72	32,376	377	895	452	4,579	1,794	1,486	40	—	789

VOTE 14 Agricultural Land Commission

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	5,001	2,211	—	562	—	2,773	794	188	28	525	239	69	—	21	26

Total	5,001	2,211	—	562	—	2,773	794	188	28	525	239	69	—	21	26

Statutory Appropriations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	23,200	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

Total	23,200	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
248	—	523	—	4,999	—	—	13,941	13,941	—	—	25	25	—	(3)	(3)	(4)	(13,863)	(13,867)	19,086
76	—	57	—	3,789	18,653	—	19,791	38,444	10,000	—	3,220	13,220	—	(3)	(3)	(3)	(10,549)	(10,552)	61,433
—	—	1	—	741	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,378
264	—	121	173	2,346	—	—	—	—	—	—	3,368	3,368	—	(1)	(1)	(1)	(1)	(2)	6,923
—	—	—	—	114	—	—	—	—	—	—	—	—	—	—	—	—	—	—	752
264	—	121	173	2,232	—	—	—	—	—	—	3,368	3,368	—	(1)	(1)	(1)	(1)	(2)	6,171

588	—	702	173	11,875	18,653	—	33,732	52,385	10,000	—	6,615	16,615	—	(8)	(8)	(9)	(24,414)	(24,423)	88,820

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
52	—	281	5	2,228	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	5,001

52	—	281	5	2,228	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	5,001

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	1,250	—	—	—	—	—	—	21,951	21,951	—	—	—	—	(1)	(1)	23,200

—	—	—	—	1,250	—	—	—	—	—	—	21,951	21,951	—	—	—	—	(1)	(1)	23,200

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 15 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Justice Services	159,237	22,821	—	5,797	—	28,618	—	286	66	816	323	313	30	—	—
Prosecution Services	159,555	122,022	548	30,994	—	153,564	2,019	1,383	363	6,997	419	2,696	—	—	431
Court Services	129,131	93,171	973	23,860	—	118,004	2,068	1,690	83	2,478	3,003	3,472	—	—	1,695
Legal Services	32,084	73,378	1,084	19,031	—	93,493	20	856	—	42,655	1,377	1,736	—	51	—
Agencies, Boards, Commissions and Other Tribunals	43,746	31,171	375	8,519	—	40,065	5,268	654	—	4,218	1,265	1,149	38	44	10
Agencies, Boards, Commissions and Other Tribunals	43,745	21,817	93	5,574	—	27,484	4,712	312	—	1,157	922	709	30	22	5
British Columbia Utilities Commission	1	9,354	282	2,945	—	12,581	556	342	—	3,061	343	440	8	22	5
Multiculturalism and Anti-Racism	1,916	710	—	181	—	891	35	10	2	55	15	69	—	—	—
Executive and Support Services	29,232	13,834	22	3,542	72	17,470	—	167	60	31	11,748	252	—	12	8
Minister’s Office	1,104	742	—	217	72	1,031	—	60	—	—	10	17	—	—	3
Corporate Services	28,128	13,092	22	3,325	—	16,439	—	107	60	31	11,738	235	—	12	5

Total	554,901	357,107	3,002	91,924	72	452,105	9,410	5,046	574	57,250	18,150	9,687	68	107	2,144

VOTE 16 Judiciary

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Judiciary	89,547	63,729	130	16,187	—	80,046	3,064	2,112	29	524	2,750	2,268	—	—	135
Superior Courts	21,078	13,839	80	3,515	—	17,434	1	191	—	250	1,852	800	—	—	26
Provincial Courts	68,469	49,890	50	12,672	—	62,612	3,063	1,921	29	274	898	1,468	—	—	109

Total	89,547	63,729	130	16,187	—	80,046	3,064	2,112	29	524	2,750	2,268	—	—	135

VOTE 17 Crown Proceeding Act

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
64	—	56	61	2,015	516	—	142,620	143,136	—	—	110	110	—	(1)	(1)	(10)	(3,292)	(3,302)	170,576
88	—	64	300	14,760	—	—	—	—	—	—	1,218	1,218	(1,688)	(1)	(1,689)	—	(1)	(1)	167,852
1,609	—	2,065	739	18,902	—	—	—	—	—	—	1,059	1,059	—	(1)	(1)	(1)	(2,852)	(2,853)	135,111
—	—	3	250	46,948	—	—	—	—	—	—	760	760	—	(112,502)	(112,502)	(290)	(10)	(300)	28,399
—	—	—	1,249	13,895	100	—	—	100	10,763	—	56	10,819	—	(2)	(2)	(1,278)	(19,846)	(21,124)	43,753
—	—	—	21	7,890	—	—	—	—	10,763	—	38	10,801	—	(2)	(2)	(1,278)	(1,143)	(2,421)	43,752
—	—	—	1,228	6,005	100	—	—	100	—	—	18	18	—	—	—	—	(18,703)	(18,703)	1
—	—	—	—	186	300	—	540	840	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,916
—	—	9,833	195	22,306	—	—	—	—	—	—	467	467	—	(6,261)	(6,261)	(1)	(1)	(2)	33,980
—	—	—	—	90	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,121
—	—	9,833	195	22,216	—	—	—	—	—	—	467	467	—	(6,261)	(6,261)	(1)	(1)	(2)	32,859

1,761	—	12,021	2,794	119,012	916	—	143,160	144,076	10,763	—	3,672	14,435	(1,688)	(118,769)	(120,457)	(1,581)	(26,003)	(27,584)	581,587

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
64	—	1,005	275	12,226	—	—	12	12	—	—	43	43	—	(2)	(2)	—	—	—	92,325
4	—	400	—	3,524	—	—	—	—	—	—	43	43	—	(1)	(1)	—	—	—	21,000
60	—	605	275	8,702	—	—	12	12	—	—	—	—	—	(1)	(1)	—	—	—	71,325

64	—	1,005	275	12,226	—	—	12	12	—	—	43	43	—	(2)	(2)	—	—	—	92,325

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 18 Independent Investigations Office

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Independent Investigations Office	9,093	5,545	—	1,595	—	7,140	—	154	48	284	816	317	—	—	20

Total	9,093	5,545	—	1,595	—	7,140	—	154	48	284	816	317	—	—	20

VOTE 19 Housing

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Housing	576,465	13,083	25	3,325	—	16,433	—	248	167	2,589	1,137	322	110	—	—
Housing Policy	561,304	2,618	1	666	—	3,285	—	35	167	200	25	65	—	—	—
Building and Safety Policy	2,440	1,688	1	429	—	2,118	—	103	—	90	6	78	—	—	—
Residential Tenancy	11,533	7,814	23	1,985	—	9,822	—	60	—	239	1,099	176	—	—	—
Homelessness Policy and Partnership Branch	1,188	963	—	245	—	1,208	—	50	—	2,060	7	3	110	—	—

Total	576,465	13,083	25	3,325	—	16,433	—	248	167	2,589	1,137	322	110	—	—

Statutory Appropriations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund special account	12,884	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Guardian and Trustee Operating Account	10,756	21,695	224	5,511	—	27,430	—	281	—	1,520	2,981	935	—	21	4
Public Inquiry Act	5,111	69	—	17	—	86	—	—	198	357	28	177	—	—	—

Total	28,751	21,764	224	5,528	—	27,516	—	281	198	1,877	3,009	1,112	—	21	4

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
96	—	158	43	1,936	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	9,093

96	—	158	43	1,936	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	9,093

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	24	101	4,698	50	—	631,433	631,483	—	—	180	180	—	(1)	(1)	(1)	(1)	(2)	652,791
—	—	24	88	604	—	—	617,256	617,256	—	—	103	103	—	(1)	(1)	(1)	(1)	(2)	621,245
—	—	—	13	290	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2,410
—	—	—	—	1,574	—	—	—	—	—	—	75	75	—	—	—	—	—	—	11,471
—	—	—	—	2,230	50	—	14,177	14,227	—	—	—	—	—	—	—	—	—	—	17,665

—	—	24	101	4,698	50	—	631,433	631,483	—	—	180	180	—	(1)	(1)	(1)	(1)	(2)	652,791

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	—	—	—	12,884	12,884	—	—	—	—	—	—	—	—	—	—	12,884
—	—	882	31	6,655	—	—	—	—	—	—	394	394	—	—	—	—	(23,716)	(23,716)	10,763
—	—	4	—	764	—	—	—	—	—	—	—	—	—	—	—	—	—	—	850

—	—	886	31	7,419	—	—	12,884	12,884	—	—	394	394	—	—	—	—	(23,716)	(23,716)	24,497

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT
($000)

VOTE 20 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Early Childhood Development	40,256	592	11	150	—	753	—	70	—	112	—	—	—	—	—
Services for Children and Youth with Support Needs	441,091	15,481	132	3,932	—	19,545	—	265	—	—	670	120	—	—	83
Child and Youth Mental Health Services	116,408	55,429	1,008	14,150	—	70,587	—	756	—	437	222	627	—	—	357
Child Safety, Family Support and Children in Care Services	807,579	131,815	3,384	33,523	—	168,722	—	2,880	21,616	246	1,209	863	500	22	84
Adoption Services	35,829	7,204	23	1,837	—	9,064	—	49	—	—	—	7	—	—	—
Youth Justice Services	51,320	29,020	876	7,374	—	37,270	—	285	—	27	—	112	—	—	831
Service Delivery Support	152,195	78,180	864	20,237	—	99,281	—	3,757	4,600	6,523	5,703	6,028	—	—	—
Executive and Support Services	16,730	11,850	12	3,040	56	14,958	—	410	2	—	9	1,172	—	—	—
Minister's Office	669	397	—	123	56	576	—	80	—	—	7	14	—	—	—
Corporate Services	16,061	11,453	12	2,917	—	14,382	—	330	2	—	2	1,158	—	—	—

Total	1,661,408	329,571	6,310	84,243	56	420,180	—	8,472	26,218	7,345	7,813	8,929	500	22	1,355

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	182	—	10	39,882	39,892	—	—	1	1	—	(570)	(570)	(1)	(1)	(2)	40,256
20	—	—	—	1,158	—	32,260	466,482	498,742	—	—	22	22	—	(36,801)	(36,801)	(1)	(2,284)	(2,285)	480,381
152	—	—	1,032	3,583	—	130	54,714	54,844	—	—	—	—	—	(8,768)	(8,768)	(660)	(115)	(775)	119,471
8	—	—	100	27,528	175	80,678	621,058	701,911	—	—	633	633	—	(1)	(1)	(148)	(62,864)	(63,012)	835,781
—	—	—	—	56	—	144	27,190	27,334	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	36,451
131	—	—	—	1,386	—	299	30,350	30,649	—	—	1	1	—	(1)	(1)	(1)	(17,984)	(17,985)	51,320
1,853	—	1,294	1,353	31,111	—	—	2,071	2,071	—	—	29,163	29,163	—	(1)	(1)	(1)	(198)	(199)	161,426
—	—	21	79	1,693	—	—	830	830	—	—	160	160	—	(1)	(1)	(1)	(680)	(681)	16,959
—	—	—	—	101	—	—	—	—	—	—	—	—	—	—	—	—	—	—	677
—	—	21	79	1,592	—	—	830	830	—	—	160	160	—	(1)	(1)	(1)	(680)	(681)	16,282

2,164	—	1,315	2,564	66,697	175	113,521	1,242,577	1,356,273	—	—	29,980	29,980	—	(46,144)	(46,144)	(814)	(84,127)	(84,941)	1,742,045

MINISTRY OF CITIZENS' SERVICES
($000)

VOTE 21 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	31,528	25,220	207	6,487	—	31,914	—	390	183	961	11,423	1,036	—	20	45
Service BC Operations	30,737	20,720	173	5,344	—	26,237	—	347	87	529	7,622	545	—	—	22
BC Online	790	2,286	2	581	—	2,869	—	10	85	432	2,999	109	—	—	—
BC Registry Services	1	2,214	32	562	—	2,808	—	33	11	—	802	382	—	20	23
Office of the Chief Information Officer	2,695	1,601	6	407	—	2,014	—	52	11	492	48	74	—	—	—
Digital Platforms and Data	19,072	12,515	89	3,179	—	15,783	—	98	271	2,257	7,624	274	—	—	—
Connectivity	11,505	3,116	—	791	—	3,907	—	46	397	1,064	3,354	58	—	—	—
Procurement and Supply Services	8,053	23,741	597	6,030	—	30,368	—	129	934	3,503	7,451	1,107	—	—	2,542
Real Property	345,970	15,746	34	3,999	—	19,779	—	234	286	334	177	363	—	—	24,199
Enterprise Services	146,056	31,731	163	8,493	—	40,387	—	80	916	3,183	194,983	759	—	—	—
Corporate Information and Records Management Office	22,146	17,390	44	4,417	—	21,851	—	39	768	4,425	1,594	337	—	—	—
Government Digital Experience	8,136	6,272	55	1,594	—	7,921	—	43	18	182	1,046	62	—	—	—
Executive and Support Services	9,143	6,073	6	1,572	56	7,707	—	78	299	264	49	174	—	—	—
Minister's Office	582	357	—	113	56	526	—	38	—	—	10	15	—	—	—
Corporate Services	8,561	5,716	6	1,459	—	7,181	—	40	299	264	39	159	—	—	—

Total	604,304	143,405	1,201	36,969	56	181,631	—	1,189	4,083	16,665	227,749	4,244	—	20	26,786

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	3,023	242	17,323	—	—	—	—	—	—	892	892	—	(6,071)	(6,071)	(400)	(12,130)	(12,530)	31,528
—	—	1,818	—	10,970	—	—	—	—	—	—	801	801	—	(6,071)	(6,071)	(400)	(800)	(1,200)	30,737
—	—	5	237	3,877	—	—	—	—	—	—	9	9	—	—	—	—	(5,965)	(5,965)	790
—	—	1,200	5	2,476	—	—	—	—	—	—	82	82	—	—	—	—	(5,365)	(5,365)	1
—	—	—	—	677	—	—	—	—	—	—	4	4	—	—	—	—	—	—	2,695
—	—	4,250	43	14,817	—	—	—	—	—	—	12	12	—	(6,212)	(6,212)	(1)	(477)	(478)	23,922
—	—	—	—	4,919	—	—	10,000	10,000	—	—	—	—	—	(1,427)	(1,427)	(665)	(3,029)	(3,694)	13,705
6,416	—	343	4,349	26,774	—	—	—	—	—	—	75,514	75,514	—	(72,712)	(72,712)	(17,092)	(34,099)	(51,191)	8,753
30	—	85,001	316,177	426,801	—	—	—	—	—	—	46,146	46,146	—	(24,350)	(24,350)	(66,932)	(38,930)	(105,862)	362,514
—	—	24,740	—	224,661	—	—	—	—	—	—	304	304	—	(68,996)	(68,996)	(13,871)	(9,092)	(22,963)	173,393
—	—	155	—	7,318	—	—	—	—	—	—	45	45	—	(5,725)	(5,725)	(913)	(430)	(1,343)	22,146
—	—	264	9	1,624	—	—	—	—	—	—	15	15	—	(997)	(997)	(1)	(1)	(2)	8,561
7	—	44	—	915	—	—	—	—	—	—	864	864	—	(23)	(23)	(4)	(31)	(35)	9,428
—	—	2	—	65	—	—	—	—	—	—	—	—	—	—	—	—	—	—	591
7	—	42	—	850	—	—	—	—	—	—	864	864	—	(23)	(23)	(4)	(31)	(35)	8,837

6,453	—	117,820	320,820	725,829	—	—	10,000	10,000	—	—	123,796	123,796	—	(186,513)	(186,513)	(99,879)	(98,219)	(198,098)	656,645

MINISTRY OF EDUCATION AND CHILD CARE

($000)

VOTE 22 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Public Schools	6,514,291	—	—	—	—	—	—	—	—	—	13,847	—	—	—	—
Independent Schools	473,312	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Other Partners	56,718	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Child Care	710,192	52,098	606	13,233	—	65,937	21	710	—	528	15,471	2,695	98	—	—
Executive and Support Services	51,576	28,751	9	7,350	95	36,205	13	961	852	10,763	3,330	2,006	773	200	24
Ministers' Offices	621	364	—	114	56	534	—	70	—	—	10	15	—	—	—
Corporate Services	50,955	28,387	9	7,236	39	35,671	13	891	852	10,763	3,320	1,991	773	200	24

Total	7,806,089	80,849	615	20,583	95	102,142	34	1,671	852	11,291	32,648	4,701	871	200	24

Statutory Appropriations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
British Columbia Training and Education Savings Program	30,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Teachers Act Special Account	8,540	4,229	—	1,074	—	5,303	431	30	780	80	482	829	—	—	—

Total	38,541	4,229	—	1,074	—	5,303	431	30	780	80	482	829	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	13,847	143,626	6,571,048	70,178	6,784,852	—	—	1	1	—	(1)	(1)	(22,420)	(12,278)	(34,698)	6,764,001
—	—	—	—	—	—	490,995	—	490,995	—	—	—	—	—	—	—	—	(200)	(200)	490,795
—	—	—	—	—	38,724	21,739	2,011	62,474	—	—	—	—	—	—	—	(350)	(5,406)	(5,756)	56,718
—	—	98	958	20,579	47,700	191,500	918,511	1,157,711	—	—	35,768	35,768	—	—	—	(1)	(464,110)	(464,111)	815,884
—	—	2,267	—	21,189	301	—	879	1,180	—	—	956	956	(1)	(644)	(645)	(961)	(6,737)	(7,698)	51,187
—	—	—	—	95	—	—	—	—	—	—	—	—	—	—	—	—	—	—	629
—	—	2,267	—	21,094	301	—	879	1,180	—	—	956	956	(1)	(644)	(645)	(961)	(6,737)	(7,698)	50,558

—	—	2,365	958	55,615	230,351	7,275,282	991,579	8,497,212	—	—	36,725	36,725	(1)	(645)	(646)	(23,732)	(488,731)	(512,463)	8,178,585

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	—	—	30,000	—	30,000	1	—	—	1	—	—	—	—	—	—	30,001
—	—	—	848	3,480	—	—	—	—	—	—	80	80	—	—	—	—	—	—	8,863

—	—	—	848	3,480	—	30,000	—	30,000	1	—	80	81	—	—	—	—	—	—	38,864

MINISTRY OF ENERGY, MINES AND LOW CARBON INNOVATION

($000)

VOTE 23 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Mines Competitiveness and Authorizations	18,487	17,887	1,243	4,544	—	23,674	50	1,161	—	2,025	213	233	—	—	58
Mines Health, Safety and Enforcement	10,674	7,849	868	1,993	—	10,710	50	818	—	588	124	281	—	—	29
Electricity and Alternative Energy	39,347	9,723	—	2,458	—	12,181	—	209	—	4,606	264	181	374	—	—
Oil and Gas	16,855	6,031	—	1,532	—	7,563	—	354	—	2,490	306	340	—	—	69
Strategic and Indigenous Affairs	2,515	1,373	—	349	—	1,722	—	91	—	513	14	73	—	—	—
Executive and Support Services	12,131	1,861	36	495	56	2,448	—	177	3,631	438	715	1,868	—	—	—
Minister's Office	586	357	—	113	56	526	—	47	—	—	10	15	—	—	—
Corporate Services	11,545	1,504	36	382	—	1,922	—	130	3,631	438	705	1,853	—	—	—

Total	100,009	44,724	2,147	11,371	56	58,298	100	2,810	3,631	10,660	1,636	2,976	374	—	156

Statutory Appropriations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Innovative Clean Energy Fund special account	8,103	301	—	76	—	377	—	5	—	16	—	5	—	—	—

Total	8,103	301	—	76	—	377	—	5	—	16	—	5	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
59	—	—	—	3,799	—	—	116	116	—	—	16	16	—	(1)	(1)	(1)	(3,052)	(3,053)	24,551
29	—	—	—	1,919	—	—	59	59	—	—	8	8	—	(1)	(1)	(1)	(1)	(2)	12,693
—	—	—	—	5,634	—	—	24,368	24,368	—	—	4	4	—	(3,297)	(3,297)	(1)	(1)	(2)	38,888
63	—	5,934	—	9,556	—	—	40,100	40,100	—	—	55	55	—	(1)	(1)	(1)	(40,001)	(40,002)	17,271
—	—	—	—	691	—	—	100	100	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	2,515
279	—	1,093	1,500	9,701	—	—	—	—	—	—	2,498	2,498	—	(1,003)	(1,003)	(3)	(3)	(6)	13,638
—	—	—	—	72	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	595
279	—	1,093	1,500	9,629	—	—	—	—	—	—	2,498	2,498	—	(1,002)	(1,002)	(2)	(2)	(4)	13,043

430	—	7,027	1,500	31,300	—	—	64,743	64,743	—	—	2,586	2,586	—	(4,304)	(4,304)	(8)	(43,059)	(43,067)	109,556

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	26	—	—	2,003	2,003	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,403

—	—	—	—	26	—	—	2,003	2,003	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,403

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

($000)

VOTE 24 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	17,520	27,413	294	7,063	—	34,770	—	835	—	6,270	479	1,420	—	—	864
BC Parks, Recreation Sites and Trails	56,887	23,116	159	5,933	—	29,208	—	533	—	489	171	1,619	—	19	13,755
Conservation Officer Service	19,254	13,655	45	3,524	—	17,224	—	535	—	327	462	263	—	—	379
Climate Action	14,702	6,871	—	1,757	—	8,628	—	138	—	3,505	854	7,095	—	—	9
CleanBC Program for Industry	98,141	2,940	—	747	—	3,687	—	31	—	1,200	1,510	27	—	—	—
Executive and Support Services	27,794	3,305	16	868	72	4,261	—	162	1,616	178	1,189	1,454	—	—	80
Minister's Office	642	357	—	120	72	549	—	75	—	—	10	17	—	—	—
Corporate Services	27,152	2,948	16	748	—	3,712	—	87	1,616	178	1,179	1,437	—	—	80

Total	234,298	77,300	514	19,892	72	97,778	—	2,234	1,616	11,969	4,665	11,878	—	19	15,087

VOTE 25 Environmental Assessment Office

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	15,322	8,163	62	2,080	—	10,305	1	496	645	852	125	160	—	—	3

Total	15,322	8,163	62	2,080	—	10,305	1	496	645	852	125	160	—	—	3

Statutory Appropriations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	9,800	1,600	—	406	—	2,006	—	—	—	3,210	—	—	—	—	3,449
Sustainable Environment Fund	26,135	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	35,935	1,600	—	406	—	2,006	—	—	—	3,210	—	—	—	—	3,449

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
765	—	1,255	18	11,906	183	—	867	1,050	—	—	714	714	(28,377)	(1)	(28,378)	(26)	(199)	(225)	19,837
315	—	12,722	—	29,623	—	—	265	265	—	—	70	70	—	(1)	(1)	(1)	(233)	(234)	58,931
361	—	240	—	2,567	—	—	—	—	—	—	21	21	(436)	(1)	(437)	(1)	(120)	(121)	19,254
—	—	10	—	11,611	24,456	—	1,200	25,656	—	—	6	6	(1,305)	(2,000)	(3,305)	(1)	(82)	(83)	42,513
—	—	—	—	2,768	—	110,149	26,318	136,467	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	142,919
2,429	—	3,697	537	11,342	60	—	—	60	—	—	13,547	13,547	(317)	(1)	(318)	(1)	(1)	(2)	28,890
—	—	—	—	102	—	—	—	—	—	—	—	—	—	—	—	—	—	—	651
2,429	—	3,697	537	11,240	60	—	—	60	—	—	13,547	13,547	(317)	(1)	(318)	(1)	(1)	(2)	28,239

3,870	—	17,924	555	69,817	24,699	110,149	28,650	163,498	—	—	14,358	14,358	(30,435)	(2,005)	(32,440)	(31)	(636)	(667)	312,344

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
2	—	5	1	2,290	2,400	—	1,150	3,550	—	—	124	124	—	(1)	(1)	(1)	(900)	(901)	15,367

2	—	5	1	2,290	2,400	—	1,150	3,550	—	—	124	124	—	(1)	(1)	(1)	(900)	(901)	15,367

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	6,659	150	—	985	1,135	—	—	500	500	—	—	—	(500)	—	(500)	9,800
—	—	—	—	—	—	—	—	—	30,435	—	—	30,435	—	—	—	—	—	—	30,435

—	—	—	—	6,659	150	—	985	1,135	30,435	—	500	30,935	—	—	—	(500)	—	(500)	40,235

MINISTRY OF FINANCE

($000)

VOTE 26 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	8,355	6,855	60	1,741	—	8,656	—	54	102	73	162	72	—	221	1
Office of the Comptroller General	21,799	12,525	114	3,182	—	15,821	—	42	118	10	7,678	250	—	12	—
Office of the Comptroller General	19,375	9,963	94	2,531	—	12,588	—	6	116	—	7,650	235	—	12	—
Internal Audit and Advisory Services	2,424	2,562	20	651	—	3,233	—	36	2	10	28	15	—	—	—
Treasury	1	6,686	46	1,748	—	8,480	—	49	180	615	3,869	815	—	—	—
Revenue Division	210,418	67,766	834	17,214	—	85,814	—	1,138	3,578	5,860	13,440	8,494	504	5	17
Policy and Legislation	9,790	6,226	12	1,581	—	7,819	1,379	80	641	75	183	216	—	1	—
Policy and Legislation	9,789	5,957	12	1,513	—	7,482	—	68	621	29	32	47	—	1	—
Assessment Services	1	269	—	68	—	337	1,379	12	20	46	151	169	—	—	—
Public Sector Employers' Council Secretariat	16,958	2,221	40	564	—	2,825	—	100	100	25	68	51	—	—	—
Crown Agencies Secretariat	2,589	3,608	35	925	—	4,568	—	59	505	750	128	192	—	—	5
Executive and Support Services	37,556	17,818	65	4,576	72	22,531	—	874	381	9,580	7,988	537	773	—	6
Minister's Office	869	573	—	175	72	820	—	35	—	—	10	17	—	—	—
Corporate Services	36,687	17,245	65	4,401	—	21,711	—	839	381	9,580	7,978	520	773	—	6

Total	307,466	123,705	1,206	31,531	72	156,514	1,379	2,396	5,605	16,988	33,516	10,627	1,277	239	29

VOTE 27 Government Communications and Public Engagement

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Government Communications	28,338	17,608	100	4,532	—	22,240	—	176	34	790	950	1,058	3,537	—	38

Total	28,338	17,608	100	4,532	—	22,240	—	176	34	790	950	1,058	3,537	—	38

VOTE 28 BC Public Service Agency

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
BC Public Service Agency	59,507	30,584	212	7,766	—	38,562	—	1,027	307	1,853	24,717	3,441	780	—	—
Human Resources Services and Solutions	15,841	11,628	120	2,953	—	14,701	—	164	—	29	108	389	780	—	—
People and Organizational Development	9,768	6,650	63	1,689	—	8,402	—	410	—	1,306	134	1,220	—	—	—
Policy, Innovation and Engagement	1,565	3,837	10	974	—	4,821	—	89	—	378	82	1,431	—	—	—
Employee Relations	4,675	3,640	1	924	—	4,565	—	265	246	—	45	125	—	—	—
Corporate Services	27,658	4,829	18	1,226	—	6,073	—	99	61	140	24,348	276	—	—	—

Total	59,507	30,584	212	7,766	—	38,562	—	1,027	307	1,853	24,717	3,441	780	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
12	—	43	2	742	—	—	—	—	—	—	12	12	—	(250)	(250)	(1)	(9)	(10)	9,150
—	—	270	—	8,380	—	—	—	—	—	—	16	16	—	(2,209)	(2,209)	(207)	(2)	(209)	21,799
—	—	270	—	8,289	—	—	—	—	—	—	11	11	—	(1,454)	(1,454)	(58)	(1)	(59)	19,375
—	—	—	—	91	—	—	—	—	—	—	5	5	—	(755)	(755)	(149)	(1)	(150)	2,424
—	—	9	1	5,538	—	—	—	—	—	—	39,306	39,306	—	(14,368)	(14,368)	(1,135)	(37,820)	(38,955)	1
91	—	10,716	55	43,898	50,507	600	2,467	53,574	—	—	34,785	34,785	—	(1,566)	(1,566)	(1,001)	(2,609)	(3,610)	212,895
—	—	4	—	2,579	—	—	—	—	—	—	2	2	—	(1)	(1)	(2,118)	(1)	(2,119)	8,280
—	—	—	—	798	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	8,279
—	—	4	—	1,781	—	—	—	—	—	—	—	—	—	—	—	(2,117)	—	(2,117)	1
—	—	—	—	344	16,698	—	—	16,698	—	—	3	3	—	(2,510)	(2,510)	(1)	(20)	(21)	17,339
—	—	215	633	2,487	—	—	—	—	—	—	14	14	—	(32)	(32)	(1)	(2)	(3)	7,034
8	—	3	1	20,151	170	—	—	170	—	—	620	620	—	(964)	(964)	(1)	(158)	(159)	42,349
—	—	—	—	62	—	—	—	—	—	—	3	3	—	—	—	—	—	—	885
8	—	3	1	20,089	170	—	—	170	—	—	617	617	—	(964)	(964)	(1)	(158)	(159)	41,464

111	—	11,260	692	84,119	67,375	600	2,467	70,442	—	—	74,758	74,758	—	(21,900)	(21,900)	(4,465)	(40,621)	(45,086)	318,847

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	300	15	6,898	—	—	—	—	—	—	61	61	—	(600)	(600)	(200)	(61)	(261)	28,338

—	—	300	15	6,898	—	—	—	—	—	—	61	61	—	(600)	(600)	(200)	(61)	(261)	28,338

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	495	93	32,713	—	—	—	—	—	—	9,060	9,060	(450)	(16,237)	(16,687)	(2,215)	(1,805)	(4,020)	59,628
—	—	—	—	1,470	—	—	—	—	—	—	45	45	—	(325)	(325)	(25)	(25)	(50)	15,841
—	—	—	83	3,153	—	—	—	—	—	—	5,697	5,697	—	(7,480)	(7,480)	—	(4)	(4)	9,768
—	—	—	—	1,980	—	—	—	—	—	—	2,352	2,352	—	(7,588)	(7,588)	—	—	—	1,565
—	—	—	—	681	—	—	—	—	—	—	9	9	(450)	(3)	(453)	—	(6)	(6)	4,796
—	—	495	10	25,429	—	—	—	—	—	—	957	957	—	(841)	(841)	(2,190)	(1,770)	(3,960)	27,658

—	—	495	93	32,713	—	—	—	—	—	—	9,060	9,060	(450)	(16,237)	(16,687)	(2,215)	(1,805)	(4,020)	59,628

MINISTRY OF FINANCE

($000)

VOTE 29 Benefits and Other Employment Costs

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Benefits and Other Employment Costs	1	9,017	—	683,230	—	692,247	—	187	3,457	1,241	1,097	440	—	—	—
Pension Contribution and Retirement Benefits	376,268	—	—	416,614	—	416,614	—	—	—	—	—	—	—	—	—
Employer Health Tax	48,800	—	—	51,000	—	51,000	—	—	—	—	—	—	—	—	—
Employee Health Benefits	123,159	—	—	207,517	—	207,517	—	—	—	—	—	—	—	—	—
Long Term Disability	43,387	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	8,522	—	—	5,809	—	5,809	—	—	3,457	250	—	—	—	—	—
Benefits Administration	9,993	9,017	—	2,290	—	11,307	—	187	—	991	1,097	440	—	—	—
Recoveries	(610,128)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	9,017	—	683,230	—	692,247	—	187	3,457	1,241	1,097	440	—	—	—

Statutory Appropriations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Housing Priority Initiatives special account	565,110	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance and Risk Management Account	4,630	4,253	5	1,081	—	5,339	—	100	1,070	1,019	518	162	—	—	—
Long Term Disability Fund special account	69,150	—	—	65,700	—	65,700	—	—	—	840	—	—	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	638,900	4,253	5	66,781	—	71,039	—	100	1,070	1,859	518	162	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	6,422	—	—	350	350	44,690	—	201	44,891	(13,000)	(654,767)	(667,767)	(11,689)	(64,453)	(76,142)	1
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,062)	(5,019)	(7,081)	409,533
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,400)	(1,400)	49,600
—	—	—	—	—	—	—	—	—	—	—	—	—	(9,871)	—	(9,871)	(9,181)	(55,786)	(64,967)	132,679
—	—	—	—	—	—	—	—	—	44,690	—	—	44,690	—	—	—	(264)	(736)	(1,000)	43,690
—	—	—	—	3,707	—	—	—	—	—	—	—	—	(100)	—	(100)	(41)	(350)	(391)	9,025
—	—	—	—	2,715	—	—	350	350	—	—	201	201	(3,029)	(48)	(3,077)	(141)	(1,162)	(1,303)	10,193
—	—	—	—	—	—	—	—	—	—	—	—	—	—	(654,719)	(654,719)	—	—	—	(654,719)

—	—	—	—	6,422	—	—	350	350	44,690	—	201	44,891	(13,000)	(654,767)	(667,767)	(11,689)	(64,453)	(76,142)	1

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	—	785,728	—	—	785,728	—	—	11	11	—	—	—	(1)	—	(1)	785,738
4,480	—	50	—	7,399	—	—	—	—	—	—	42,379	42,379	—	(48,066)	(48,066)	(2,270)	(151)	(2,421)	4,630
—	—	—	—	840	—	—	—	—	13,450	—	70	13,520	—	(392)	(392)	(1,321)	(9,672)	(10,993)	68,675
—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

4,480	—	50	—	8,239	785,728	—	—	785,728	13,450	—	42,470	55,920	—	(48,458)	(48,458)	(3,592)	(9,823)	(13,415)	859,053

MINISTRY OF FORESTS

($000)

VOTE 30 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Integrated Resource Operations	77,963	25,958	121	6,594	—	32,673	—	567	—	31,496	222	887	—	1	382
Office of the Chief Forester	102,840	20,682	178	5,253	—	26,113	—	622	—	44,101	201	588	—	6	3,261
Forest and Range Sector Policy	10,473	6,802	44	1,728	—	8,574	—	125	—	1,167	129	89	—	—	1
Fire Preparedness	43,343	22,086	9	5,610	—	27,705	—	677	—	1,234	642	750	—	1	1,696
Regional Operations	116,551	83,907	701	21,313	—	105,921	—	1,436	95	6,095	626	1,662	—	15	748
Executive and Support Services	66,358	8,608	43	2,237	111	10,999	—	375	7,322	3,108	20,473	1,374	20	—	870
Minister's Office	825	443	—	158	111	712	—	102	—	—	10	18	—	—	—
Corporate Services	65,533	8,165	43	2,079	—	10,287	—	273	7,322	3,108	20,463	1,356	20	—	870

Total	417,528	168,043	1,096	42,735	111	211,985	—	3,802	7,417	87,201	22,293	5,350	20	23	6,958

VOTE 31 Fire Management

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Fire Management	136,310	71,950	4,247	18,275	—	94,472	—	2,261	1,000	29,437	2,145	3,577	—	149	14,789

Total	136,310	71,950	4,247	18,275	—	94,472	—	2,261	1,000	29,437	2,145	3,577	—	149	14,789

Statutory Appropriations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	233,816	22,038	188	5,598	—	27,824	—	876	—	77,792	679	690	—	20	1,050
Crown Land special account	20	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forest Stand Management Fund	—	—	—	—	—	—	—	32	—	638	—	10	—	—	84

Total	233,836	22,038	188	5,598	—	27,824	—	908	—	78,430	679	700	—	20	1,134

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
646	12,851	5,652	8	52,712	95	—	6,420	6,515	—	—	50,046	50,046	(401)	(218)	(619)	(3)	(59,723)	(59,726)	81,601
1,714	10	19	55	50,577	2,385	—	5,796	8,181	29,879	—	786	30,665	(101)	(362)	(463)	(752)	(2,375)	(3,127)	111,946
59	—	—	23	1,593	—	—	281	281	—	—	33	33	(1)	(1)	(2)	(1)	(1)	(2)	10,477
544	—	—	606	6,150	7,000	—	2,500	9,500	—	—	32	32	(1)	(1)	(2)	(1)	(36)	(37)	43,348
1,498	413	407	4	12,999	2,142	—	2,587	4,729	—	—	191	191	(1,504)	(535)	(2,039)	(1)	(5,212)	(5,213)	116,588
5,081	—	16,782	277	55,682	—	—	1,000	1,000	1	—	15,573	15,574	(5,819)	(5,681)	(11,500)	(429)	(4,297)	(4,726)	67,029
—	—	—	—	130	—	—	—	—	—	—	—	—	—	—	—	—	—	—	842
5,081	—	16,782	277	55,552	—	—	1,000	1,000	1	—	15,573	15,574	(5,819)	(5,681)	(11,500)	(429)	(4,297)	(4,726)	66,187

9,542	13,274	22,860	973	179,713	11,622	—	18,584	30,206	29,880	—	66,661	96,541	(7,827)	(6,798)	(14,625)	(1,187)	(71,644)	(72,831)	430,989

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
55,360	—	105	—	108,823	5,000	—	—	5,000	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	194,285

55,3601	—	1051	—	108,8231	5,000	—	—	5,000	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	194,285

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
1,590	—	40,981	100	123,778	80	—	50	130	11,906	—	72,987	84,893	(29,880)	(1)	(29,881)	(1)	(1)	(2)	206,742
—	—	—	—	—	109,234	—	—	109,234	—	—	500	500	—	—	—	—	(109,234)	(109,234)	500
11	—	—	—	775	250	—	—	250	—	—	—	—	—	—	—	—	(1,025)	(1,025)	—

1,601	—	40,981	100	124,553	109,564	—	50	109,614	11,906	—	73,487	85,393	(29,880)	(1)	(29,881)	(1)	(110,260)	(110,261)	207,242

MINISTRY OF HEALTH
($000)

VOTE 32 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Programs	23,617,674	—	—	—	—	—	—	—	—	50,909	—	—	—	—	—
Regional Services	16,547,635	—	—	—	—	—	—	—	—	1	—	—	—	—	—
Medical Services Plan	5,550,427	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,470,454	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	49,158	—	—	—	—	—	—	—	—	50,908	—	—	—	—	—
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	264,546	127,384	609	32,385	72	160,450	1,192	1,304	7,720	27,101	62,690	6,450	—	216	139
Minister's Office	1,032	644	—	193	72	909	—	113	—	—	10	17	—	—	—
Stewardship and Corporate Services	263,514	126,740	609	32,192	—	159,541	1,192	1,191	7,720	27,101	62,680	6,433	—	216	139

Total	23,734,970	127,384	609	32,385	72	160,450	1,192	1,304	7,720	78,010	62,690	6,450	—	216	139

Statutory Appropriations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	50,909	6,105	17,133,402	8,543,480	25,682,987	—	—	151	151	—	(3,201)	(3,201)	(140,006)	(418,667)	(558,673)	25,172,173
—	—	—	—	1	6,105	17,133,402	635,134	17,774,641	—	—	—	—	—	(1)	(1)	(6)	(234,817)	(234,823)	17,539,818
—	—	—	—	—	—	—	6,244,275	6,244,275	—	—	150	150	—	(3,200)	(3,200)	(140,000)	(32,000)	(172,000)	6,069,225
—	—	—	—	—	—	—	1,664,071	1,664,071	—	—	1	1	—	—	—	—	(150,100)	(150,100)	1,513,972
—	—	—	—	50,908	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	49,158
—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
51	—	18,651	3,627	129,141	32	—	4,807	4,839	—	—	2,721	2,721	—	(9,411)	(9,411)	(1)	(4,017)	(4,018)	283,722
—	—	—	—	140	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,049
51	—	18,651	3,627	129,001	32	—	4,807	4,839	—	—	2,721	2,721	—	(9,411)	(9,411)	(1)	(4,017)	(4,018)	282,673

51	—	18,651	3,627	180,050	6,137	17,133,402	8,548,287	25,687,826	—	—	2,872	2,872	(147,250)	(12,612)	(159,862)	(140,007)	(422,684)	(562,691)	25,308,645

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION
($000)

VOTE 33 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Negotiations and Regional Operations Division	15,341	10,935	65	2,777	—	13,777	—	665	—	516	71	297	—	—	—
Strategic Partnerships and Initiatives Division	18,337	6,937	—	1,761	—	8,698	—	256	—	1,126	14	102	—	—	—
Reconciliation Transformation and Strategies Division	3,260	2,124	—	539	—	2,663	—	54	—	23	8	15	—	—	—
Executive and Support Services	12,498	3,091	—	808	56	3,955	35	157	3,052	364	337	675	—	—	1
Minister's Office	978	642	—	185	56	883	—	85	—	—	10	15	—	—	—
Corporate Services	11,520	2,449	—	623	—	3,072	35	72	3,052	364	327	660	—	—	1

Total	49,436	23,087	65	5,885	56	29,093	35	1,132	3,052	2,029	430	1,089	—	—	1

VOTE 34 Treaty and Other Agreements Funding

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	117,063	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Treaty and Other Agreements Funding	3,482	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non Treaty Funding	113,581	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	117,063	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 35 Declaration Act Secretariat

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Declaration Act Secretariat	—	1,164	—	296	—	1,460	—	280	300	253	42	205	—	—	—

Total	—	1,164	—	296	—	1,460	—	280	300	253	42	205	—	—	—

Statutory Appropriations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	1,642	—	—	—	—	—	—	—	—	—	—	—	—	—	—
First Nations Clean Energy Business Fund special account	9,268	120	—	30	—	150	—	—	—	98	—	—	—	—	—

Total	10,910	120	—	30	—	150	—	—	—	98	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	1	1,550	—	—	—	—	—	—	17	17	—	(1)	(1)	(1)	(1)	(2)	15,341
—	—	—	—	1,498	275	—	8,106	8,381	—	—	15	15	—	(151)	(151)	(1)	(1)	(2)	18,439
—	—	—	—	100	500	—	—	500	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	3,260
—	—	238	583	5,442	—	—	940	940	—	—	2,441	2,441	—	(1)	(1)	(1)	(1)	(2)	12,775
—	—	—	—	110	—	—	—	—	—	—	—	—	—	—	—	—	—	—	993
—	—	238	583	5,332	—	—	940	940	—	—	2,441	2,441	—	(1)	(1)	(1)	(1)	(2)	11,782

—	—	238	584	8,590	775	—	9,046	9,821	—	—	2,473	2,473	—	(154)	(154)	(4)	(4)	(8)	49,815

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	—	126,221	—	106,696	232,917	—	—	—	—	—	(1)	(1)	(1)	(117,286)	(117,287)	115,629
—	—	—	—	—	—	—	3,915	3,915	—	—	—	—	—	(1)	(1)	(1)	—	(1)	3,913
—	—	—	—	—	126,221	—	102,781	229,002	—	—	—	—	—	—	—	—	(117,286)	(117,286)	111,716

—	—	—	—	—	126,221	—	106,696	232,917	—	—	—	—	—	(1)	(1)	(1)	(117,286)	(117,287)	115,629

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	11	198	1,289	—	—	—	—	—	—	467	467	—	(1)	(1)	(1)	(1)	(2)	3,213

—	—	11	198	1,289	—	—	—	—	—	—	467	467	—	(1)	(1)	(1)	(1)	(2)	3,213

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	—	—	—	1,686	1,686	—	—	—	—	—	—	—	—	—	—	1,686
—	—	—	—	98	5,335	—	1,996	7,331	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	7,576

—	—	—	—	98	5,335	—	3,682	9,017	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	9,262

MINISTRY OF JOBS, ECONOMIC RECOVERY AND INNOVATION

($000)

VOTE 36 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Trade and Industry Development	25,903	9,481	10	2,408	—	11,899	—	420	550	11,290	690	1,640	—	—	1
Small Business and Economic Development	7,454	4,750	13	1,206	—	5,969	1	76	1	363	89	156	—	—	1
Investment and Innovation	12,063	6,541	—	1,662	—	8,203	1	101	35	252	129	216	—	—	—
Regional Development	27,391	1,713	7	435	—	2,155	—	87	—	65	30	45	—	—	—
Transfers to Crown Corporations and Agencies	25,640	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forestry Innovation Investment Ltd.	19,550	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Innovate BC	6,090	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	8,020	6,488	37	1,693	111	8,329	—	271	50	47	470	209	—	—	18
Ministers' Offices	1,212	689	—	220	111	1,020	—	179	—	—	10	20	—	—	—
Corporate Services	6,808	5,799	37	1,473	—	7,309	—	92	50	47	460	189	—	—	18

Total	106,471	28,973	67	7,404	111	36,555	2	955	636	12,017	1,408	2,266	—	—	20

Statutory Appropriations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	70	300	14,961	—	—	1,525	1,525	—	—	1	1	—	(3)	(3)	(2)	(2)	(4)	28,379
—	—	22	1	710	—	—	776	776	—	—	5	5	—	(2)	(2)	(3)	(1)	(4)	7,454
—	—	95	1	830	4,000	—	—	4,000	—	—	1	1	—	(2)	(2)	(1)	(2)	(3)	13,029
—	—	5	1	233	25,000	—	—	25,000	—	—	6	6	—	(1)	(1)	(1)	(1)	(2)	27,391
—	—	—	—	—	—	—	25,640	25,640	—	—	—	—	—	—	—	—	—	—	25,640
—	—	—	—	—	—	—	19,550	19,550	—	—	—	—	—	—	—	—	—	—	19,550
—	—	—	—	—	—	—	6,090	6,090	—	—	—	—	—	—	—	—	—	—	6,090
124	—	2	6	1,197	—	—	—	—	—	—	175	175	—	(1,165)	(1,165)	(2)	(1)	(3)	8,533
—	—	1	—	210	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,230
124	—	1	6	987	—	—	—	—	—	—	175	175	—	(1,165)	(1,165)	(2)	(1)	(3)	7,303

124	—	194	309	17,931	29,000	—	27,941	56,941	—	—	188	188	—	(1,173)	(1,173)	(9)	(7)	(16)	110,426

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF LABOUR
($000)

VOTE 37 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	15,787	29,040	67	7,413	—	36,520	300	689	552	521	3,246	1,009	10	1	—
Employment Standards	14,010	9,538	10	2,423	—	11,971	—	278	—	63	451	263	—	—	—
WorkSafeBC Funded Services	1	18,158	48	4,649	—	22,855	300	337	—	450	2,687	714	10	1	—
Labour Policy and Legislation	1,776	1,344	9	341	—	1,694	—	74	552	8	108	32	—	—	—
Executive and Support Services	1,587	1,346	—	370	72	1,788	—	93	—	—	30	37	—	—	—
Minister's Office	630	368	—	122	72	562	—	50	—	—	10	17	—	—	—
Corporate Services	957	978	—	248	—	1,226	—	43	—	—	20	20	—	—	—

Total	17,374	30,386	67	7,783	72	38,308	300	782	552	521	3,276	1,046	10	1	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
16	—	1,009	2,747	10,100	—	—	59	59	—	—	451	451	—	(2)	(2)	(1)	(31,299)	(31,300)	15,828
16	—	1,006	—	2,077	—	—	—	—	—	—	12	12	—	—	—	—	(50)	(50)	14,010
—	—	1	2,747	7,247	—	—	—	—	—	—	435	435	—	(1)	(1)	—	(30,535)	(30,535)	1
—	—	2	—	776	—	—	59	59	—	—	4	4	—	(1)	(1)	(1)	(714)	(715)	1,817
—	—	—	—	160	—	—	—	—	—	—	5	5	—	(3)	(3)	(1)	(354)	(355)	1,595
—	—	—	—	77	—	—	—	—	—	—	—	—	—	(1)	(1)	—	—	—	638
—	—	—	—	83	—	—	—	—	—	—	5	5	—	(2)	(2)	(1)	(354)	(355)	957

16	—	1,009	2,747	10,260	—	—	59	59	—	—	456	456	—	(5)	(5)	(2)	(31,653)	(31,655)	17,423

MINISTRY OF LAND, WATER AND RESOURCE STEWARDSHIP

($000)

VOTE 38 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Land Use Policy and Planning and Terrestrial Ecosystems	42,031	31,499	166	8,000	—	39,665	—	832	—	2,672	338	649	—	2	105
Watershed, Aquatic Ecosystems, Fisheries & Coastal Policy & Plng	5,998	4,516	45	1,148	—	5,709	—	110	—	445	50	111	—	—	15
Information, Innovation and Technology	21,828	25,842	50	6,564	—	32,456	—	172	—	3,089	6,689	326	—	1	103
Reconciliation and Natural Resource Sector Policy	497	1,346	—	342	—	1,688	—	55	—	5	20	70	—	—	—
Natural Resource Sector Secretariat	3,836	3,874	17	984	—	4,875	—	93	—	199	40	115	—	—	8
Executive and Support Services	7,818	22,354	694	5,696	40	28,784	—	176	—	658	6,762	2,486	—	—	196
Minister’s Office	290	384	—	116	40	540	—	42	—	—	7	7	—	—	—
Corporate Services	7,528	21,970	694	5,580	—	28,244	—	134	—	658	6,755	2,479	—	—	196

Total	82,008	89,431	972	22,734	40	113,177	—	1,438	—	7,068	13,899	3,757	—	3	427

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
74	—	61	—	4,733	—	—	270	270	—	—	12	12	—	(131)	(131)	(1)	(1,485)	(1,486)	43,063
1	—	160	—	892	190	—	60	250	—	—	2	2	—	(20)	(20)	(1)	(1)	(2)	6,831
15	—	178	—	10,573	—	—	3,010	3,010	—	—	18	18	(1,273)	(19,195)	(20,468)	—	(3,668)	(3,668)	21,921
—	—	—	—	150	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	1,835
6	—	—	—	461	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	5,333
933	—	785	118	12,114	—	—	—	—	—	—	1,735	1,735	(1,006)	(28,600)	(29,606)	(1)	(1)	(2)	13,025
—	—	—	—	56	—	—	—	—	—	—	18	18	—	—	—	—	—	—	614
933	—	785	118	12,058	—	—	—	—	—	—	1,717	1,717	(1,006)	(28,600)	(29,606)	(1)	(1)	(2)	12,411

1,029	—	1,184	118	28,923	190	—	3,340	3,530	—	—	1,767	1,767	(2,279)	(47,948)	(50,227)	(5)	(5,157)	(5,162)	92,008

MINISTRY OF MENTAL HEALTH AND ADDICTIONS

($000)

VOTE 39 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Policy Development, Research, Monitoring and Evaluation	18,785	10,104	—	2,566	—	12,670	—	154	—	375	—	205	2,370	—	—
Executive and Support Services	2,596	1,989	—	528	56	2,573	—	158	19	25	159	103	—	—	—
Minister’s Office	631	360	—	113	56	529	—	75	—	—	10	15	—	—	—
Corporate Services	1,965	1,629	—	415	—	2,044	—	83	19	25	149	88	—	—	—

Total	21,381	12,093	—	3,094	56	15,243	—	312	19	400	159	308	2,370	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	69	3,173	—	—	6,000	6,000	—	—	—	—	—	(1)	(1)	—	(288)	(288)	21,554
—	—	—	—	464	—	—	—	—	—	—	11	11	—	—	—	—	—	—	3,048
—	—	—	—	100	—	—	—	—	—	—	10	10	—	—	—	—	—	—	639
—	—	—	—	364	—	—	—	—	—	—	1	1	—	—	—	—	—	—	2,409

—	—	—	69	3,637	—	—	6,000	6,000	—	—	11	11	—	(1)	(1)	—	(288)	(288)	24,602

MINISTRY OF MUNICIPAL AFFAIRS

($000)

VOTE 40 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Local Government	270,950	9,914	88	2,519	—	12,521	—	239	645	3,209	375	667	—	2	5,809
Local Government Services and Transfers	265,353	8,334	57	2,117	—	10,508	—	233	545	664	347	387	—	2	—
University Endowment Lands	5,597	1,580	31	402	—	2,013	—	6	100	2,545	28	280	—	—	5,809
Immigration Services and Strategic Planning	19,117	9,735	14	2,473	—	12,222	—	93	110	69	731	195	30	—	—
Strategic Planning	530	389	2	99	—	490	—	16	—	14	3	9	—	—	—
Workforce and Immigration	16,905	8,053	8	2,046	—	10,107	—	73	110	55	695	167	30	—	—
Community Gaming Grants	1,682	1,293	4	328	—	1,625	—	4	—	—	33	19	—	—	—
Executive and Support Services	7,603	5,374	40	1,386	56	6,856	—	136	23	120	326	347	—	—	7
Minister’s Office	620	371	—	116	56	543	—	58	—	—	10	15	—	—	—
Corporate Services	6,983	5,003	40	1,270	—	6,313	—	78	23	120	316	332	—	—	7

Total	297,670	25,023	142	6,378	56	31,599	—	468	778	3,398	1,432	1,209	30	2	5,816

Statutory Appropriations
Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
University Endowment Lands Administration Account	10,668	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	10,668	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
735	—	377	9	12,067	194,830	1,123	208,559	404,512	—	—	17	17	(12,269)	(1)	(12,270)	(1,000)	(195,347)	(196,347)	220,500
—	—	81	9	2,268	194,830	1,123	200,608	396,561	—	—	11	11	—	(1)	(1)	—	(195,047)	(195,047)	214,300
735	—	296	—	9,799	—	—	7,951	7,951	—	—	6	6	(12,269)	—	(12,269)	(1,000)	(300)	(1,300)	6,200
—	—	—	275	1,503	140,000	—	14,902	154,902	—	—	204	204	—	(1)	(1)	(1)	(149,701)	(149,702)	19,128
—	—	—	—	42	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	530
—	—	—	275	1,405	—	—	14,902	14,902	—	—	202	202	—	—	—	—	(9,700)	(9,700)	16,916
—	—	—	—	56	140,000	—	—	140,000	—	—	1	1	—	—	—	—	(140,000)	(140,000)	1,682
16	—	42	33	1,050	—	—	—	—	—	—	16	16	—	(2)	(2)	(2)	(1)	(3)	7,917
3	—	—	—	86	—	—	—	—	—	—	—	—	—	—	—	—	—	—	629
13	—	42	33	964	—	—	—	—	—	—	16	16	—	(2)	(2)	(2)	(1)	(3)	7,288

751	—	419	317	14,620	334,830	1,123	223,461	559,414	—	—	237	237	(12,269)	(4)	(12,273)	(1,003)	(345,049)	(346,052)	247,545

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	—	—	—	—	—	12,269	—	—	12,269	—	—	—	—	—	—	12,269

—	—	—	—	—	—	—	—	—	12,269	—	—	12,269	—	—	—	—	—	—	12,269

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 41 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Corrections	262,742	163,969	4,751	41,768	—	210,488	—	835	2,504	3,298	806	2,065	—	—	7,763
Policing and Security	415,178	13,992	25	3,554	—	17,571	—	172	642	1,612	363	434	—	—	449
Victim Services and Crime Prevention	63,715	7,011	76	1,780	—	8,867	—	69	91	429	480	191	—	—	—
BC Coroners Service	17,569	9,233	76	2,346	—	11,655	55	317	201	8,306	489	199	—	—	108
RoadSafetyBC	18,311	14,548	51	3,694	—	18,293	—	86	2,599	1,785	630	271	—	—	—
Liquor and Cannabis Regulation	1	7,836	20	1,990	—	9,846	—	221	147	300	525	300	—	—	5
Gaming Policy and Enforcement	19,539	11,433	72	2,903	—	14,408	—	472	358	572	507	641	—	40	2
Gaming Policy and Enforcement Operations	19,538	11,433	72	2,903	—	14,408	—	472	358	572	507	641	—	40	2
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Cannabis, Consumer Protection and Corporate Policy	3,521	2,511	—	637	—	3,148	—	44	109	100	3	35	—	—	—
Emergency Management BC	30,899	19,495	6	4,951	—	24,452	—	668	101	2,789	2,450	1,429	—	—	159
Executive and Support Services	18,138	7,580	27	1,964	72	9,643	—	186	166	121	4,473	265	—	—	5
Minister’s Office	829	511	—	159	72	742	—	65	—	—	10	17	—	—	3
Corporate Services	17,309	7,069	27	1,805	—	8,901	—	121	166	121	4,463	248	—	—	2

Total	849,613	257,608	5,104	65,587	72	328,371	55	3,070	6,918	19,312	10,726	5,830	—	40	8,491

VOTE 42 Emergency Program Act

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	36,420	—	—	—	—	—	—	200	—	7,000	—	—	—	—	7,500

Total	36,420	—	—	—	—	—	—	200	—	7,000	—	—	—	—	7,500

Statutory Appropriations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	40	671	—	170	—	841	—	30	3,229	—	25	55	—	90	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	13,504	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	14,825	671	—	170	—	841	—	30	3,229	—	39	96	—	90	475

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
944	—	3,777	2,964	24,956	—	4,300	25,225	29,525	—	—	1,212	1,212	—	(475)	(475)	(1)	(4,044)	(4,045)	261,661
208	—	121	316	4,317	2,061	—	508,942	511,003	—	—	149	149	—	(1,585)	(1,585)	(1)	(52,250)	(52,251)	479,204
—	—	94	—	1,354	175	18,188	47,726	66,089	—	—	44	44	(9,816)	(2)	(9,818)	—	(300)	(300)	66,236
77	—	98	29	9,879	—	—	—	—	—	—	28	28	—	(101)	(101)	(1)	(1)	(2)	21,459
15	—	13	4	5,403	—	—	5,770	5,770	—	—	2,934	2,934	—	(1)	(1)	(1)	(4,588)	(4,589)	27,810
170	—	49	749	2,466	—	—	—	—	—	—	229	229	—	(1)	(1)	(1)	(12,538)	(12,539)	1
8	—	444	—	3,044	10,000	—	94,836	104,836	—	—	49	49	—	(1)	(1)	—	(102,772)	(102,772)	19,564
8	—	444	—	3,044	—	—	5,836	5,836	—	—	49	49	—	(1)	(1)	—	(3,773)	(3,773)	19,563
—	—	—	—	—	10,000	—	89,000	99,000	—	—	—	—	—	—	—	—	(98,999)	(98,999)	1
—	—	—	—	291	100	—	—	100	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	3,538
284	—	164	908	8,952	780	—	21,398	22,178	—	—	28	28	—	(528)	(528)	(1)	(10,490)	(10,491)	44,591
153	—	2,452	2,706	10,527	—	—	—	—	—	—	3,302	3,302	—	(5,282)	(5,282)	(1)	(1)	(2)	18,188
—	—	5	—	100	—	—	—	—	—	—	—	—	—	—	—	—	—	—	842
153	—	2,447	2,706	10,427	—	—	—	—	—	—	3,302	3,302	—	(5,282)	(5,282)	(1)	(1)	(2)	17,346

1,859	—	7,212	7,676	71,189	13,116	22,488	703,897	739,501	—	—	7,977	7,977	(9,816)	(7,977)	(17,793)	(8)	(186,985)	(186,993)	942,252

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
2,000	7,000	—	—	23,700	120	409,601	3,000	412,721	—	—	1	1	—	(1)	(1)	—	(1)	(1)	436,420

2,000	7,000	—	—	23,700	120	409,601	3,000	412,721	—	—	1	1	—	(1)	(1)	—	(1)	(1)	436,420

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	3,429	3,000	—	—	3,000	—	—	500	500	—	—	—	—	(7,501)	(7,501)	269
115	—	60	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	2,000	—	—	2,000	11,504	—	—	11,504	—	—	—	—	—	—	13,504

115	—	60	—	4,134	5,000	—	476	5,476	11,504	—	600	12,104	—	—	—	—	(7,501)	(7,501)	15,054

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

($000)

VOTE 43 Ministry Operations

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	3,027,205	117,015	—	29,722	—	146,737	—	811	1,648	2,750	34,791	3,141	—	—	—
Income Assistance - Program Management	154,624	115,515	—	29,341	—	144,856	—	811	1,648	2,750	34,791	3,131	—	—	—
Temporary Assistance	547,417	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	1,871,895	1,500	—	381	—	1,881	—	—	—	—	—	—	—	—	—
Supplementary Assistance	453,269	—	—	—	—	—	—	—	—	—	—	10	—	—	—
Employment	29,169	14,000	—	3,556	—	17,556	—	331	30	72	1,209	217	—	—	—
Employment Programs	29,168	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	14,000	—	3,556	—	17,556	—	331	30	72	1,209	217	—	—	—
Community Living Services	1,290,394	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	1,849	788	23	200	—	1,011	519	22	—	150	12	130	—	5	—
Executive and Support Services	11,817	7,133	110	1,847	89	9,179	233	198	2	60	352	778	—	—	—
Minister’s Office	739	433	—	146	89	668	—	52	—	—	10	19	—	—	—
Corporate Services	11,078	6,700	110	1,701	—	8,511	233	146	2	60	342	759	—	—	—

Total	4,360,434	138,936	133	35,325	89	174,483	752	1,362	1,680	3,032	36,364	4,266	—	5	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
312	—	13,615	68	57,136	4,504	2,761,052	156,207	2,921,763	—	—	4,240	4,240	—	(29,882)	(29,882)	—	(20,914)	(20,914)	3,079,080
312	—	13,615	68	57,126	—	—	35	35	—	—	100	100	—	(29,880)	(29,880)	—	(150)	(150)	172,087
—	—	—	—	—	—	559,371	—	559,371	—	—	1,101	1,101	—	(1)	(1)	—	(550)	(550)	559,921
—	—	—	—	—	—	1,907,047	—	1,907,047	—	—	1	1	—	—	—	—	(13,014)	(13,014)	1,895,915
—	—	—	—	10	4,504	294,634	156,172	455,310	—	—	3,038	3,038	—	(1)	(1)	—	(7,200)	(7,200)	451,157
48	—	18	1,758	3,683	—	—	339,432	339,432	—	—	14,867	14,867	—	(1,204)	(1,204)	—	(345,165)	(345,165)	29,169
—	—	—	—	—	—	—	29,168	29,168	—	—	—	—	—	—	—	—	—	—	29,168
48	—	18	1,758	3,683	—	—	310,264	310,264	—	—	14,867	14,867	—	(1,204)	(1,204)	—	(345,165)	(345,165)	1
—	—	—	—	—	—	—	1,333,102	1,333,102	—	—	1	1	—	—	—	—	(1)	(1)	1,333,102
—	—	—	—	838	—	—	—	—	—	—	1	1	—	(1)	(1)	—	—	—	1,849
200	—	200	200	2,223	—	—	—	—	—	—	1,472	1,472	—	(1)	(1)	—	(40)	(40)	12,833
—	—	—	—	81	—	—	—	—	—	—	—	—	—	—	—	—	—	—	749
200	—	200	200	2,142	—	—	—	—	—	—	1,472	1,472	—	(1)	(1)	—	(40)	(40)	12,084

560	—	13,833	2,026	63,880	4,504	2,761,052	1,828,741	4,594,297	—	—	20,581	20,581	—	(31,088)	(31,088)	—	(366,120)	(366,120)	4,456,033

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

($000)

VOTE 44 Ministry Operations

	Total
	2021/22					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Tourism Sector Strategy	24,429	5,740	40	1,459	—	7,239	5	69	—	139	86	51	—	1	—
Arts and Culture	38,003	1,818	6	461	—	2,285	45	37	6	113	174	82	—	—	—
Sport and Creative Sector	24,698	1,808	—	459	—	2,267	—	74	21	115	37	115	—	—	1
Sport	21,299	1,683	—	427	—	2,110	—	65	20	100	35	114	—	—	1
Creative Sector	3,399	125	—	32	—	157	—	9	1	15	2	1	—	—	—
Transfers to Crown Corporations and Agencies	76,851	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	7,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Destination BC Corp.	51,373	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Knowledge Network Corporation	6,611	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	11,866	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,719	952	—	270	72	1,294	—	50	—	68	70	59	—	—	29
Minister's Office	696	442	—	141	72	655	—	25	—	—	10	17	—	—	—
Corporate Services	1,023	510	—	129	—	639	—	25	—	68	60	42	—	—	29

Total	165,700	10,318	46	2,649	72	13,085	50	230	27	435	367	307	—	1	30

Statutory Appropriations
	Total
	2021/22					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	4,230	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	5,430	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2022/23
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	28	—	379	3,200	—	18,148	21,348	—	—	11	11	—	(1)	(1)	(1)	(4,546)	(4,547)	24,429
—	—	—	—	457	26,171	—	9,092	35,263	—	—	7	7	(1)	(1)	(2)	(1)	(1)	(2)	38,008
3	—	33	—	399	6,029	—	17,557	23,586	—	—	3	3	(1)	(1)	(2)	(1)	(735)	(736)	25,517
3	—	33	—	371	6,029	—	14,342	20,371	—	—	3	3	(1)	(1)	(2)	(1)	(734)	(735)	22,118
—	—	—	—	28	—	—	3,215	3,215	—	—	—	—	—	—	—	—	(1)	(1)	3,399
—	—	—	—	—	6,611	—	71,660	78,271	—	—	—	—	—	—	—	—	—	—	78,271
—	—	—	—	—	—	—	7,001	7,001	—	—	—	—	—	—	—	—	—	—	7,001
—	—	—	—	—	—	—	52,793	52,793	—	—	—	—	—	—	—	—	—	—	52,793
—	—	—	—	—	6,611	—	—	6,611	—	—	—	—	—	—	—	—	—	—	6,611
—	—	—	—	—	—	—	11,866	11,866	—	—	—	—	—	—	—	—	—	—	11,866
160	—	—	—	436	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	1,730
—	—	—	—	52	—	—	—	—	—	—	—	—	—	—	—	—	—	—	707
160	—	—	—	384	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	1,023

163	—	61	—	1,671	42,011	—	116,457	158,468	—	—	24	24	(2)	(4)	(6)	(4)	(5,283)	(5,287)	167,955

																			Total
				Total				Total				Total			Total			Total	2022/23
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	4,229	—	—	4,229	1	—	—	1	—	—	—	—	—	—	4,230
—	—	—	—	—	—	—	1,199	1,199	1	—	—	1	—	—	—	—	—	—	1,200

—	—	—	—	—	4,229	—	1,199	5,428	2	—	—	2	—	—	—	—	—	—	5,430

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 45 Ministry Operations

	Total
	2021/22					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	16,497	59,829	101	15,197	—	75,127	—	5,524	4,715	239,128	3,197	2,231	—	11	193,514
Transportation Policy and Programs	13,295	3,633	—	923	—	4,556	—	59	24	341	38	126	—	—	—
Transportation Investments	1	50,237	76	12,760	—	63,073	—	5,250	4,250	233,307	2,995	1,953	—	8	191,153
Partnerships	1	2,219	—	564	—	2,783	—	95	387	5,249	38	44	—	3	2,361
Port and Airport Development	2,334	1,696	25	431	—	2,152	—	45	22	38	20	65	—	—	—
Enhancing Economic Development	866	2,044	—	519	—	2,563	—	75	32	193	106	43	—	—	—
Public Transportation	327,986	3,503	7	890	—	4,400	—	121	539	93,210	174	135	—	—	315,729
Public Transit	129,697	3,503	7	890	—	4,400	—	121	539	93,210	174	135	—	—	70,759
Coastal Ferry Services	198,289	—	—	—	—	—	—	—	—	—	—	—	—	—	244,970
Highway Operations	550,680	35,593	1,631	9,215	—	46,439	—	1,530	4,654	1,924	7,789	1,038	—	248	541,646
Maintenance and Operations	511,727	17,032	1,426	4,501	—	22,959	—	878	4,654	1,830	6,518	696	—	58	511,191
Commercial Vehicle Safety and Enforcement	28,283	17,922	205	4,552	—	22,679	—	632	—	15	1,267	331	—	190	153
Inland Ferries	10,670	639	—	162	—	801	—	20	—	79	4	11	—	—	30,302
Commercial Transportation Regulation	3,059	2,567	7	652	—	3,226	185	66	50	182	39	72	—	1	10
Container Trucking Commissioner	1	610	—	155	—	765	—	25	50	1	12	35	—	—	10
Passenger Transportation Board	890	392	—	100	—	492	185	13	—	181	14	5	—	1	—
Passenger Transportation Branch	2,168	1,565	7	397	—	1,969	—	28	—	—	13	32	—	—	—
Executive and Support Services	17,900	17,402	32	4,486	95	22,015	—	480	4	2,271	3,658	695	—	5	5
Ministers' Offices	1,003	603	—	191	95	889	—	74	—	—	10	38	—	—	—
Corporate Services	16,897	16,799	32	4,295	—	21,126	—	406	4	2,271	3,648	657	—	5	5

Total	916,122	118,894	1,778	30,440	95	151,207	185	7,721	9,962	336,715	14,857	4,171	—	265	1,050,904

																			Total
				Total				Total				Total			Total			Total	2022/23
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
52,861	1,439,760	—	778	1,941,719	—	—	33,095	33,095	—	—	421	421	—	(201)	(201)	(1,928,924)	(91,651)	(2,020,575)	29,586
—	—	—	—	588	—	—	22,665	22,665	—	—	15	15	—	—	—	(1,248)	(216)	(1,464)	26,360
52,816	1,425,790	—	10	1,917,532	—	—	7,700	7,700	—	—	285	285	—	(1)	(1)	(1,897,719)	(90,869)	(1,988,588)	1
45	10,689	—	768	19,679	—	—	200	200	—	—	100	100	—	(200)	(200)	(21,995)	(566)	(22,561)	1
—	—	—	—	190	—	—	2,530	2,530	—	—	4	4	—	—	—	(2,530)	—	(2,530)	2,346
—	3,281	—	—	3,730	—	—	—	—	—	—	17	17	—	—	—	(5,432)	—	(5,432)	878
1	720,612	—	—	1,130,521	—	—	367,845	367,845	—	—	4	4	—	(11,498)	(11,498)	(982,458)	(164,567)	(1,147,025)	344,247
1	720,612	—	—	885,551	—	—	367,845	367,845	—	—	4	4	—	(1)	(1)	(982,458)	(131,741)	(1,114,199)	143,600
—	—	—	—	244,970	—	—	—	—	—	—	—	—	—	(11,497)	(11,497)	—	(32,826)	(32,826)	200,647
2,809	62,959	5,077	619	630,293	—	—	—	—	—	—	509	509	—	(1)	(1)	(112,992)	(3,068)	(116,060)	561,180
127	62,959	3,999	271	593,181	—	—	—	—	—	—	292	292	—	(1)	(1)	(92,444)	(1,760)	(94,204)	522,227
2,682	—	1,078	348	6,696	—	—	—	—	—	—	216	216	—	—	—	—	(1,308)	(1,308)	28,283
—	—	—	—	30,416	—	—	—	—	—	—	1	1	—	—	—	(20,548)	—	(20,548)	10,670
13	—	100	80	798	—	—	—	—	—	—	14	14	—	(1)	(1)	—	(978)	(978)	3,059
—	—	—	80	213	—	—	—	—	—	—	—	—	—	—	—	—	(977)	(977)	1
—	—	—	—	399	—	—	—	—	—	—	1	1	—	(1)	(1)	—	(1)	(1)	890
13	—	100	—	186	—	—	—	—	—	—	13	13	—	—	—	—	—	—	2,168
—	—	1	190	7,309	—	—	—	—	—	—	212	212	—	(1,956)	(1,956)	(9,300)	(372)	(9,672)	17,908
—	—	—	—	122	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,011
—	—	1	190	7,187	—	—	—	—	—	—	212	212	—	(1,956)	(1,956)	(9,300)	(372)	(9,672)	16,897

55,684	2,223,331	5,178	1,667	3,710,640	—	—	400,940	400,940	—	—	1,160	1,160	—	(13,657)	(13,657)	(3,033,674)	(260,636)	(3,294,310)	955,980

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 46 Management of Public Funds and Debt

	Total
	2021/22					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,339,771	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,339,774	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2022/23
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	1,363,351	15,907	1,379,258	—	—	—	(873)	—	(873)	1,378,385
—	—	—	—	—	—	—	—	—	—	—	1,382,446	1,382,446	—	—	—	(493,216)	(889,229)	(1,382,445)	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	48,428	48,428	—	—	—	—	(48,427)	(48,427)	1

—	—	—	—	—	—	—	—	—	—	1,363,351	1,446,782	2,810,133	—	—	—	(494,089)	(937,656)	(1,431,745)	1,378,388

OTHER APPROPRIATIONS

($000)

VOTE 47 Contingencies (All Ministries) and New Programs

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
General Programs	4,250,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General Programs	855,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Pandemic and Recovery	3,250,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CleanBC	145,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	4,250,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 48 Capital Funding

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	3,447,983	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post-secondary Institutions	498,391	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	388,942	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	1,033,349	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	1,406,522	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	110,779	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Capital Projects	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	3,447,983	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	—	—	—	—	—	—	—	4,848,001	4,848,001	—	—	—	—	(1)	(1)	4,848,000
—	—	—	—	—	—	—	—	—	—	—	2,800,001	2,800,001	—	—	—	—	(1)	(1)	2,800,000
—	—	—	—	—	—	—	—	—	—	—	2,000,000	2,000,000	—	—	—	—	—	—	2,000,000
—	—	—	—	—	—	—	—	—	—	—	48,000	48,000	—	—	—	—	—	—	48,000

—	—	—	—	—	—	—	—	—	—	—	4,848,001	4,848,001	—	—	—	—	(1)	(1)	4,848,000

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	—	—	—	3,733,581	3,733,581	—	—	7	7	—	—	—	—	(7)	(7)	3,733,581
—	—	—	—	—	—	—	547,521	547,521	—	—	1	1	—	—	—	—	(1)	(1)	547,521
—	—	—	—	—	—	—	433,225	433,225	—	—	1	1	—	—	—	—	(1)	(1)	433,225
—	—	—	—	—	—	—	930,347	930,347	—	—	1	1	—	—	—	—	(1)	(1)	930,347
—	—	—	—	—	—	—	1,656,542	1,656,542	—	—	1	1	—	—	—	—	(1)	(1)	1,656,542
—	—	—	—	—	—	—	10,000	10,000	—	—	1	1	—	—	—	—	(1)	(1)	10,000
—	—	—	—	—	—	—	55,946	55,946	—	—	1	1	—	—	—	—	(1)	(1)	55,946
—	—	—	—	—	—	—	100,000	100,000	—	—	1	1	—	—	—	—	(1)	(1)	100,000

—	—	—	—	—	—	—	3,733,581	3,733,581	—	—	7	7	—	—	—	—	(7)	(7)	3,733,581

OTHER APPROPRIATIONS

($000)

VOTE 49 Commissions on Collection of Public Funds

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	73,318	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education and Skills Training	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Food	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens' Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education and Child Care	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Low Carbon Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Climate Change Strategy	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	66,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests	1,531	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	716	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Economic Recovery and Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Land, Water and Resource Stewardship	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mental Health and Addictions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Municipal Affairs	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,177	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts, Culture and Sport	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(73,317)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	—	—	—	—	—	—	—	76,662	76,662	—	—	—	—	—	—	76,662
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	69,000	69,000	—	—	—	—	—	—	69,000
—	—	—	—	—	—	—	—	—	—	—	1,531	1,531	—	—	—	—	—	—	1,531
—	—	—	—	—	—	—	—	—	—	—	895	895	—	—	—	—	—	—	895
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	4,341	4,341	—	—	—	—	—	—	4,341
—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(76,662)	—	(76,662)	(76,661)

—	—	—	—	—	—	—	—	—	—	—	76,663	76,663	—	—	—	(76,662)	—	(76,662)	1

OTHER APPROPRIATIONS

($000)

VOTE 50 Allowances for Doubtful Revenue Accounts

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	66,629	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education and Skills Training	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Food	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	2,438	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education and Child Care	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Low Carbon Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Climate Change Strategy	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	30,399	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests	15,602	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	4,506	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Economic Recovery and Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Land, Water and Resource Stewardship	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mental Health and Addictions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Municipal Affairs	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	5,534	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	8,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts, Culture and Sport	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(66,628)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23Operating Expenses
—	—	—	—	—	—	—	—	—	—	—	59,630	59,630	—	—	—	—	—	—	59,630
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	2,438	2,438	—	—	—	—	—	—	2,438
—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
—	—	—	—	—	—	—	—	—	—	—	33,399	33,399	—	—	—	—	—	—	33,399
—	—	—	—	—	—	—	—	—	—	—	5,602	5,602	—	—	—	—	—	—	5,602
—	—	—	—	—	—	—	—	—	—	—	4,506	4,506	—	—	—	—	—	—	4,506
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	5,534	5,534	—	—	—	—	—	—	5,534
—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(59,630)	—	(59,630)	(59,629)

—	—	—	—	—	—	—	—	—	—	—	59,631	59,631	—	—	—	(59,630)	—	(59,630)	1

OTHER APPROPRIATIONS

($000)

VOTE 51 Tax Transfers

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Personal Tax Transfers	876,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Climate Action Tax Credits	312,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Child Opportunity Benefit	410,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales Tax Credits	57,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Small Business Venture Capital Tax Credits	30,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Personal Income Tax Credits	66,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Tax Transfers	995,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Film and Television Tax Credits	117,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Services Tax Credits	666,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Scientific Research and Experimental Development Tax Credits	101,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interactive Digital Media Tax Credits	71,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Corporate Income Tax Credits	38,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,871,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 52 Electoral Boundaries Commission

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Electoral Boundaries Commission	—	499	—	127	—	626	240	265	—	257	137	200	151	317	1

Total	—	499	—	127	—	626	240	265	—	257	137	200	151	317	1

VOTE 53 Forest Practices Board

Description	Total 2021/22 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,861	2,002	—	508	—	2,510	90	155	—	175	400	130	—	10	—

Total	3,861	2,002	—	508	—	2,510	90	155	—	175	400	130	—	10	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	—	—	987,000	—	987,000	—	—	—	—	—	—	—	—	—	—	987,000
—	—	—	—	—	—	363,000	—	363,000	—	—	—	—	—	—	—	—	—	—	363,000
—	—	—	—	—	—	425,000	—	425,000	—	—	—	—	—	—	—	—	—	—	425,000
—	—	—	—	—	—	50,000	—	50,000	—	—	—	—	—	—	—	—	—	—	50,000
—	—	—	—	—	—	33,000	—	33,000	—	—	—	—	—	—	—	—	—	—	33,000
—	—	—	—	—	—	116,000	—	116,000	—	—	—	—	—	—	—	—	—	—	116,000
—	—	—	—	—	—	1,057,000	—	1,057,000	—	—	—	—	—	—	—	—	—	—	1,057,000
—	—	—	—	—	—	120,000	—	120,000	—	—	—	—	—	—	—	—	—	—	120,000
—	—	—	—	—	—	714,800	—	714,800	—	—	—	—	—	—	—	—	—	—	714,800
—	—	—	—	—	—	97,300	—	97,300	—	—	—	—	—	—	—	—	—	—	97,300
—	—	—	—	—	—	80,000	—	80,000	—	—	—	—	—	—	—	—	—	—	80,000
—	—	—	—	—	—	44,900	—	44,900	—	—	—	—	—	—	—	—	—	—	44,900

—	—	—	—	—	—	2,044,000	—	2,044,000	—	—	—	—	—	—	—	—	—	—	2,044,000

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
—	—	—	—	1,568	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,194

—	—	—	—	1,568	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,194

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2022/23 Operating Expenses
167	—	—	259	1,386	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	3,896

167	—	—	259	1,386	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	3,896

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is composed of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50	Base Salaries – includes the cost of the base salaries, overtime pay, and lump sum payments for all permanent and temporary direct employees of the government.

51	Supplementary Salary Costs – includes the cost of extra pay for certain types of work, such as shift differentials, premiums, and allowances.

52	Employee Benefits – includes the cost of employer contributions to employee benefit plans, pensions, and other expenses related to employee salaries. Other benefits paid by the employer, such as relocation and transfer expenses, are also included.

54	Legislative Salaries and Indemnities – includes the cost of the annual Members of the Legislative Assembly (MLA) indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the officers of the Legislature are also included.

OPERATING COSTS

55	Boards, Commissions and Courts – Fees and Expenses – includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57	Public Servant Travel – includes travel expenses of direct government employees and officials on government business, including prescribed allowances.

59	Centralized Management Support Services – includes central agency charges to ministries for services such as legal services.

60	Professional Services – includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63	Information Systems – Operating – includes all contract fees and costs related to data, voice, image, and text processing operations and services, such as data and word processing, data communications charges, supplies, repairs, maintenance, and short-term rentals of information processing equipment.

65	Office and Business Expenses – includes supplies and services required for the operation of offices.

67	Informational Advertising and Publications – includes costs associated with non-statutory advertising and general publications.

68	Statutory Advertising and Publications – includes costs associated with special notices and publications required by statute and regulations.

69	Utilities, Materials and Supplies – includes the cost of services such as the supply of water and electricity, materials, and supplies required for normal operation of government services and food for institutions.

70	Operating Equipment and Vehicles – includes the costs associated with the repair and maintenance of government vehicles and operating machinery and equipment.

72	Non-Capital Roads and Bridges – includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73	Amortization – includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75	Building Occupancy Charges – includes payments to the private sector for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77	Transfers – Grants – includes payments to individuals, businesses, non-profit associations, and other entities which may include stipulations as to the use of the funds and which are not entitlements or shared cost arrangements.

79	Transfers – Entitlements – includes payments to individuals, businesses, and other entities where eligible recipients must be paid under statute or regulation once they meet all eligibility criteria, if any, outlined in the statute or regulation.

80	Transfers – Shared Cost Arrangements – includes payments that are reimbursements to individuals, businesses, and other entities under the terms of a contract or agreement.

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS continued

OTHER EXPENSES

81	Transfers Between Votes and Special Accounts – includes transfers (payments) between a vote and a special account.

83	Interest on the Public Debt – includes only interest payments on the direct provincial debt borrowed for government purposes.

85	Other Expenses – includes expenses, such as financing costs, valuation allowances, and other expenses, which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86	Recoveries Between Votes and Special Accounts – includes recoveries between a vote and a special account.

88	Recoveries Within the Consolidated Revenue Fund – includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89	Recoveries Within the Government Reporting Entity – includes costs and amounts recovered from government corporations, organizations, and agencies; the offset for commissions paid for the collection of government revenues and accounts; and the write-off of uncollectible revenue-related accounts.

90	Recoveries External to the Government Reporting Entity – includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land – includes the purchased or acquired value for parks and other recreation land, land directly associated with capitalized infrastructure (buildings, ferries, and bridges), but does not include land held for resale.

Land Improvements – includes the capital cost of improvements to dams and water management systems and recreation areas.

Buildings – includes the purchase, construction, or major improvement of buildings owned by the Consolidated Revenue Fund.

Specialized Equipment – includes the purchase or capital lease cost of heavy equipment, such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

Office Furniture and Equipment – includes the cost or capital lease cost of office furniture and equipment.

Vehicles – includes the purchase or capital lease cost of passenger, light truck, and utility vehicles.

Information Systems – includes the purchase or capital lease cost of mainframe and other systems hardware, software, and related equipment.

Tenant Improvements – includes the cost or capital lease cost of improvements to leased space.

Roads – includes the capital costs for construction or major improvements of roads, highways, bridges, and ferries.

Ministry of Finance

Queen's Printer for British Columbia©
Victoria